UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The Income Fund of America®

[photo of a basket full of vegetables]
Special feature

A flexible approach to IFA’s income objective

} See page 6

Annual report for the year ended July 31, 2011

The Income Fund of America seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2011 (the most recent calendar quarter-end):

[Begin Sidebar]
Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	16.14%	3.00%	5.68%
[End Sidebar]

The total annual fund operating expense ratio was 0.58% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

The fund’s 30-day yield for Class A shares as of August 31, 2011, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 3.73%. The fund’s distribution rate for Class A shares as of that date was 4.26%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

For the 12 months ended July 31, 2011, The Income Fund of America (IFA) gained 14.7%. Though this return trailed the 19.6% gain of Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, IFA’s results significantly outpaced the 4.4% return of the bond market, as measured by the Barclays Capital U.S. Aggregate Index. The fund’s results also topped those of its income fund peers, as gauged by the Lipper Income Funds Index, which gained 10.5%.

Most fund investors have selected IFA to help them pursue long-term investing goals. Thus, even more gratifying than the fund’s one-year results are its long-term returns. As you can see in the table below, for the 10-year and lifetime periods, IFA has surpassed its key benchmarks.

Many fund investors also rely on IFA for income. This past year, the fund continued its history of providing significant quarterly dividends. Those invested for the full fiscal year received payouts totaling nearly 75 cents per share. This translates into a yield of 4.40%, more than double that of the S&P 500’s 1.90% figure, and well in excess of the 2.79% turned in by the Lipper category average.

An optimistic beginning, an unsettled end

Having weathered the tumultuous market conditions of the spring of 2010, when sovereign debt worries weighed heavily on markets, IFA began fiscal 2011 on the heels of a strong July as investors were buoyed by robust corporate profits, supportive monetary policy and improving economic indicators. After trending down again in August, markets generally rose over the remainder of the period even in the face of political upheaval in the Middle East and North Africa, and the devastating impact of the Japanese tsunami. However, late in the fiscal year debt fears resurfaced, unsettling markets; the standoff related to the raising of the U.S. debt ceiling exacerbated the uncertainty. The volatility continued after the close of the period, fueled by Standard & Poor’s downgrade of America’s credit rating on August 5.

[Begin Sidebar]
Results at a glance (with dividends reinvested or interest compounded)

	Average annual total returns for periods ended July 31, 2011

	1 year	5 years	10 years	Lifetime1

The Income Fund of America (Class A shares)	14.7%	3.5%	6.1%	11.4%
Standard & Poor’s 500 Composite Index	19.6	2.4	2.6	10.5
Lipper Income Funds Index2	10.5	4.6	4.7	—	3
Barclays Capital U.S. Aggregate Index	4.4	6.6	5.7	8.2	4
Consumer Price Index (inflation)5	3.6	2.1	2.4	4.3

1 Since December 1, 1973, when Capital Research and Management Company became the fund’s investment adviser.
2 Results of the Lipper index do not reflect the effect of sales charges, account fees or taxes.
3 The inception date for the index was December 31, 1988.
4 From December 1, 1973, through December 31, 1975, the Barclays Capital U.S. Government/Credit Index was used because the Barclays Capital U.S. Aggregate Index did not yet exist.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes shown in this report are unmanaged, and their results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[End Sidebar]

[photo of tomatoes hanging on a vine]
[Begin Sidebar]
In this report

Special feature

6	A flexible approach to IFA’s income objective

How the fund’s income-first mandate helps us navigate ever-changing market conditions.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	About your fund

13	The portfolio at a glance

14	Summary investment portfolio

19	Financial statements

35	Board of trustees and other officers
[End Sidebar]

Broad strength; solid security selection

For the 12 months, fund results were strongly supported by some of the trends and themes so instrumental to IFA’s long-term success. These included solid security selection and a steadfast commitment to the fund’s income objective.

Results for the fund’s top-10 stock holdings (see page 13) support the stock selection assertion. Particularly strong were Philip Morris International (39.4%), Chevron (36.5%) and Royal Dutch Shell (36.1%). Indeed, of the top holdings owned for the full period, all but three outpaced the broader stock market. The laggards were Bristol-Myers Squibb (15.0%), Merck (–1.0%) and Waste Management (–7.3%).

Careful stock selection also played a crucial role in the combined returns of our financial holdings, which represented the fund’s second-largest sector concentration. This group of investments returned in excess of 10%, while financial stocks within the S&P 500 collectively gained less than 2%.

Income mandate drives us

The fund’s focused and disciplined approach to pursuing income helped returns and explained a number of the shifts in the portfolio’s composition. Take, for example, industrials companies, which led the way for the fund during its 2010 fiscal year and also posted solid returns during the most recent period. Industrials belong to a category of stocks whose dividend yields don’t always meet the fund’s income threshold, making them only periodically available to IFA. However, during the broad market downturn of 2009, solid firms in this sector were able to maintain their dividends even as their stock prices fell, triggering a rise in their yields and making them more appropriate for IFA. Judging these firms to be sound and believing they would fare well once fundamentals rather than fear drove the market, we invested. Our thesis proved correct and share prices of many of these companies rose sharply, making them solid contributors to results. Yet as their share prices increased, their yields fell. With income as our primary objective, these investments became less appropriate for the fund. Accordingly, we reduced a number of our positions over the course of the 12 months.

This pattern of price appreciation and resulting decline in yield was also present in the utilities and food, beverage and tobacco sectors and caused us to reduce our holdings in those areas during the course of the year.

If declining yields were behind a number of our portfolio reductions, rising yields drove much of our buying. In particular, we invested in a select group of European telecommunications companies with very sizable dividends and, we believe, the resources and resolve to maintain their payouts in the face of some industry headwinds. We likewise found substantial income opportunities within the pharmaceuticals sector, where we view many valuations to be below levels justified by their long-term prospects.

[Begin Sidebar]
Striking a balance between return and volatility

The Income Fund of America takes a prudent path to income. Looking back 10 years, as shown at right, the fund has provided higher returns than stocks, bonds and the average income fund and lower volatility than stocks. As this period was an unusually volatile one for equities, results for the broader stock market and the fund’s Lipper peer group lagged the broader bond market. However, IFA’s returns surpassed them all. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

For the 10-year period ended July 31, 2011

[begin chart]
	5 Years		10 Years		Since 12/31/75
Fund	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev	Annual Return	Annual Std Dev
The Income Fund of America	3.46	12.91	6.09	10.73	11.28	9.59
Bonds	6.57	3.60	5.68	3.77	8.31	5.64
Stocks	2.40	17.74	2.61	15.75	11.10	15.27
Income Funds Index	4.58	8.94	4.75	7.32
[end chart]
Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index; Income Funds Index — Lipper. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

We also made investments in a handful of real estate investment trusts (REITs). In particular, we invested in specialized firms whose success we believe is tied more to the business prospects of the health care and technology industries than to commercial or residential real estate values.

Fixed income supports objectives

Yields on bonds remain very low, making them less appealing to IFA. As discussed in the feature article that begins on page 6, the fund’s income mandate enables us to direct assets toward the types of income-producing securities that have what we believe to be the most appealing risk/reward profiles. Based on those criteria, we have, broadly speaking, viewed stocks as more appealing than bonds and have been directing a greater share of assets toward them. This fact, along with a rise in the value of the fund’s equity holdings, has resulted in stocks becoming a bigger share of fund assets. That said, bonds — and especially high-yield corporate bonds — continue to play an important role in generating income for the fund, while higher rated bonds such as U.S. Treasuries continue to play a pivotal role in adding stability to the fund.

Hope amid volatile conditions

In recent weeks, worries of a global economic slowdown, debt crises affecting a number of countries, as well as Standard & Poor’s downgrade of the U.S. credit rating resulted in a highly volatile market environment. Naturally, these concerns inform our investing outlook. However, difficult economic conditions and negative investor sentiment also provide investment opportunity for the fund. In fact, we are still finding companies and issues that we believe can make solid long-term contributions to IFA.

Moreover, we believe that with its key objective of tangible return in the form of substantial quarterly income, IFA can represent a solid investment choice amid the current uncertainty and beyond.

We thank you for your continuing commitment to long-term investing.

Cordially,

/s/ Hilda L. Applbaum

Hilda L. Applbaum
Vice Chairman and Principal Executive Officer

/s/ David C. Barclay

David C. Barclay
President

September 7, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
A lifetime of high current income

The Income Fund of America’s 12-month dividend yield vs. benchmarks

Year ended July 31

[begin line chart]
Year-end	The Income Fund of America	Lipper Income Funds Average	S&P 500

1/31/1975	7.30	7.34	4.71
7/31/1975	7.24	6.98	4.18
1/31/1976	6.30	6.53	3.65
7/31/1976	7.06	6.54	3.66
1/31/1977	6.94	6.30	4.01
7/31/1977	6.15	6.26	4.47
1/31/1978	6.61	6.83	5.28
7/31/1978	6.70	6.68	4.92
1/31/1979	7.56	7.07	5.12
7/31/1979	7.38	7.04	5.19
1/31/1980	7.83	7.36	4.99
7/31/1980	7.63	7.37	4.95
1/31/1981	8.07	7.95	4.81
7/31/1981	8.16	9.57	4.91
1/31/1982	8.75	10.55	5.53
7/31/1982	9.81	11.02	6.37
1/31/1983	7.95	9.22	4.74
7/31/1983	7.95	8.42	4.28
1/31/1984	7.86	8.50	4.36
7/31/1984	8.60	9.37	4.87
1/31/1985	7.69	8.57	4.22
7/31/1985	7.45	8.22	4.07
1/31/1986	7.30	7.71	3.75
7/31/1986	7.27	7.34	3.45
1/31/1987	6.85	6.70	3.03
7/31/1987	7.02	6.66	2.69
1/31/1988	7.62	7.11	3.31
7/31/1988	6.96	7.40	3.27
1/31/1989	6.69	7.40	3.34
7/31/1989	6.67	7.31	3.04
1/31/1990	6.99	8.06	3.37
7/31/1990	7.07	8.02	3.31
1/31/1991	8.12	8.82	3.52
7/31/1991	7.09	7.76	3.11
1/31/1992	6.33	7.01	2.96
7/31/1992	6.05	6.45	2.89
1/31/1993	6.44	5.86	2.83
7/31/1993	6.19	5.25	2.79
1/31/1994	5.56	4.90	2.64
7/31/1994	6.06	5.06	2.80
1/31/1995	6.14	5.53	2.81
7/31/1995	5.55	5.19	2.41
1/31/1996	5.07	4.86	2.18
7/31/1996	5.19	5.00	2.28
1/31/1997	5.09	4.56	1.89
7/31/1997	4.74	4.31	1.61
1/31/1998	4.27	4.43	1.59
7/31/1998	4.32	4.32	1.43
1/31/1999	4.79	4.14	1.29
7/31/1999	4.86	4.34	1.24
1/31/2000	5.40	4.81	1.19
7/31/2000	5.49	4.93	1.15
1/31/2001	4.78	4.88	1.20
7/31/2001	4.80	4.69	1.30
1/31/2002	5.01	4.24	1.40
7/31/2002	5.49	3.96	1.75
1/31/2003	5.45	3.69	1.88
7/31/2003	4.69	3.35	1.66
1/31/2004	4.05	2.79	1.54
7/31/2004	3.98	2.73	1.69
1/31/2005	3.57	2.50	1.64
7/31/2005	3.44	2.46	1.70
1/31/2006	3.75	2.72	1.75
7/31/2006	3.84	2.79	1.83
1/31/2007	4.24	3.03	1.75
7/31/2007	4.43	3.12	1.81
1/31/2008	4.68	3.61	2.03
7/31/2008	5.23	3.90	2.29
1/31/2009	6.72	4.51	3.39
7/31/2009	5.64	3.81	2.53
1/31/2010	4.56	3.17	2.07
7/31/2010	4.26	2.90	2.00
1/31/2011	4.45	2.80	1.78
7/31/2011	4.40	2.79	1.90
[end line chart]

All numbers calculated by Lipper.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2011)*
	1 year	5 years	10 years

Class A shares	8.12%	2.24%	5.46%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Expense ratios and turnover rates*
Year ended July 31, 2011

	The Income Fund of America	Industry average†
Expense ratio	0.58%	1.06%
Portfolio turnover rate	38%	45%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Front-end load income funds, as measured by Lipper. Data as of 6/30/2011.

[begin mountain chart]
Year End July 31	IFA1,7,8 remaining amounts if dividends taken in cash	IFA1,4,8 with dividends reinvested	Barclays Capital U.S. Aggregate Index5,6 with interest compounded	Standard & Poor’s 500 Composite Index5 with dividends reinvested

1974#	8,767	9,088	9,378	8,481
1975	10,141	11,391	10,580	9,951
1976	12,155	14,750	11,871	12,066
1977	12,701	16,392	13,189	12,042
1978	12,584	17,403	13,474	12,926
1979	12,693	18,921	14,373	14,069
1980	12,490	20,161	14,602	17,412
1981	12,818	22,484	13,871	19,675
1982	12,256	23,663	16,720	17,063
1983	16,112	33,683	20,383	27,174
1984	15,738	35,721	22,154	26,367
1985	19,443	47,674	27,452	34,914
1986	21,668	57,146	33,353	44,833
1987	23,568	66,671	34,859	62,449
1988	22,341	67,812	37,497	55,109
1989	25,644	83,698	43,200	72,685
1990	24,351	84,639	46,253	77,386
1991	25,390	95,046	51,204	87,239
1992	28,370	113,237	58,770	98,377
1993	29,917	126,680	64,746	106,947
1994	28,788	129,171	64,807	112,457
1995	31,571	150,378	71,358	141,775
1996	34,007	170,618	75,311	165,244
1997	41,731	220,576	83,417	251,353
1998	44,436	245,542	89,980	299,807
1999	45,588	264,664	92,220	360,395
2000	42,276	259,165	97,721	392,724
2001	46,460	299,416	110,124	336,476
2002	41,359	280,397	118,420	257,015
2003	44,136	314,550	124,835	284,354
2004	49,057	364,136	130,876	321,781
2005	54,032	415,525	137,146	366,973
2006	56,985	456,119	139,146	386,700
2007	61,946	518,361	146,909	449,054
2008	53,502	469,245	155,944	399,251
2009	44,011	409,572	168,179	319,605
2010	48,525	471,376	183,163	363,849
2011	53,196	540,592	191,288	435,335
[end mountain chart]

Year ended July 31	1974	3	1975	1976	1977		1978	1979	1980

Value of dividends
Dividends in cash8	$343		734	859	781		843	937	952
Dividends reinvested8	$346		785	997	970		1,117	1,333	1,463

Value of investment
Dividends in cash8	$8,767		10,141	12,155	12,701		12,584	12,693	12,490
Dividends reinvested8	$9,088		11,391	14,750	16,392		17,403	18,921	20,161

IFA total return	(9.1)%		25.3	29.5	11.1		6.2	8.7	6.6

Year ended July 31	1981		1982	1983	1984		1985	1986	1987

Value of dividends
Dividends in cash8	1,046		1,202	1,280	1,344		1,438	1,550	1,636
Dividends reinvested8	1,743		2,187	2,548	2,895		3,365	3,909	4,431

Value of investment
Dividends in cash8	12,818		12,256	16,112	15,738		19,443	21,668	23,568
Dividends reinvested8	22,484		23,663	33,683	35,721		47,674	57,146	66,671

IFA total return	11.5		5.2	42.3	6.0		33.5	19.9	16.7

Year ended July 31	1988		1989	1990	1991		1992	1993	1994

Value of dividends
Dividends in cash8	1,542		1,710	1,577	1,764		1,715	1,713	1,727
Dividends reinvested8	4,479		5,337	5,269	6,311		6,579	6,995	7,471

Value of investment
Dividends in cash8	22,341		25,644	24,351	25,390		28,370	29,917	28,788
Dividends reinvested8	67,812		83,698	84,639	95,046		113,237	126,680	129,171

IFA total return	1.7		23.4	1.1	12.3		19.1	11.9	2.0

Year ended July 31	1995		1996	1997	1998		1999	2000	2001

Value of dividends
Dividends in cash8	1,752		1,766	1,968	1,959		2,210	2,320	2,226
Dividends reinvested8	8,046		8,581	10,074	10,530		12,446	13,740	13,913

Value of investment
Dividends in cash8	31,571		34,007	41,731	44,436		45,588	42,276	46,460
Dividends reinvested8	150,378		170,618	220,576	245,542		264,664	259,165	299,416

IFA total return	16.4		13.5	29.3	11.3		7.8	(2.1)	15.5

Year ended July 31	2002		2003	2004	2005		2006	2007	2008

Value of dividends
Dividends in cash8	2,272		2,071	1,944	1,850		2,180	2,728	2,784
Dividends reinvested8	14,927		14,311	14,072	13,921		17,020	22,200	23,692

Value of investment
Dividends in cash8	41,359		44,136	49,057	54,032		56,985	61,946	53,502
Dividends reinvested8	280,397		314,550	364,136	415,525		456,119	518,361	469,245

IFA total return	(6.4)		12.2	15.8	14.1		9.8	13.6	(9.5)

Year ended July 31	2009		2010	2011

Value of dividends
Dividends in cash8	2,483		2,069	2,343	Average
Dividends reinvested8	22,231		19,569	23,154	annual total
					return for
Value of investment					fund’s
Dividends in cash8	44,011		48,525	53,196	lifetime:
Dividends reinvested8	409,572		471,376	540,592	11.2	%1

IFA total return	(12.7)		15.1	14.7

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
4Includes reinvested dividends of $332,960 and reinvested capital gain distributions of $131,223.
5The market indexes are unmanaged, and their results include invested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
6From December 1, 1973, through December 31, 1975, the Barclays Capital U.S. Government/Credit Index was used because the Barclays Capital U.S. Aggregate Index did not yet exist.
7Includes capital gain distributions of $24,067, but does not reflect income dividends of $63,617 taken in cash.

8From April 1990 to September 1994, and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

[Begin Pull Quote]
“In IFA, we are focused not on a specific asset class like stocks or bonds, but rather on income.”
– David Barclay
[End Pull Quote]

[photo of carrots and beets in a bowl]

A flexible approach to IFA’s income objective

The Income Fund of America’s (IFA’s) mandate is clear: seek current income for fund shareholders. The fund pursues this goal through investments in a diverse combination of income-producing securities including stocks and bonds, as well as convertible and preferred securities.

From year to year and one market cycle to the next, the portfolio’s composition evolves based on a variety of factors, including the economic environment, the investing climate and the risk/reward profiles of income-producing asset classes. To help its investment professionals navigate the ever-changing risks and conditions of the global economy, the fund offers them a crucial tool: flexibility.

In the following pages, we’ll learn more about what that flexibility looks like, how it facilitates the fund’s pursuit of income and why The Income Fund of America’s global research resources allow counselors and analysts to confidently pursue its approach to delivering income.

The income mandate leads the way

Seeking regular quarterly income may seem like a straightforward proposition, but there are many paths investors can follow in pursuit of this goal. Fund president David Barclay, who is also one of IFA’s bond portfolio counselors, explains: “In a bond fund, we know the income range offered by the market, and we aim to invest in what we believe to be the best opportunities within the bond universe. In IFA, we are focused not on a specific asset class like stocks or bonds, but rather on income. With that goal in mind, we look across the spectrum of income-producing securities and build a portfolio that can deliver the desired dividends to fund investors. That can mean investing in stocks and bonds, as well as convertible and preferred securities.”

“IFA’s income objective is always top-of-mind and it drives our strategy,” explains Hilda Applbaum, the fund’s vice chairman and one of its portfolio counselors. “It naturally leads us to certain areas of the market. Some of those areas are income-producing stalwarts, such as utility stocks or high-yield bonds, but other opportunities arise from industry or market dynamics — for example, a sector where companies are initiating dividends or where yields are rising due to falling prices. Whatever the situation, heightened income is a flag that says to us ‘Research me further.’ ”

Flexibility supports key objectives

For a fund that seeks to tap into income opportunities across a shifting investment landscape, flexibility is crucial.

“In IFA, we really recognize the importance of looking at the whole capital structure (to investment professionals, the capital structure represents the different ways of investing in a company and may include stocks, bonds, convertible and preferred securities) and determining where, from a risk/reward standpoint, it makes the most sense to invest,” says equity portfolio counselor Steve Watson. “And flexibility is essential to this process.”

Adds David: “We often will look at things on an industry basis. For example, we may look across the capital structure and conclude that the stocks in a particular industry generally look more attractive than the bonds, or perhaps the opposite is true and we find that the bonds seem to be a better value than the stocks. Then we take a company-by-company approach to actually building the portfolio. We are fortunate to have the flexibility to pursue the fund’s income mandate in a way that we believe makes the most sense for investors.”

This flexibility to look across the capital structure can be particularly useful during volatile periods. This was the case during the recent global economic crisis, when many equity counselors saw attractive investment opportunities in the bonds of companies in which they had owned stock. These were companies that counselors believed would survive the crisis and had the wherewithal to meet their debt obligations. Yet, prices for bonds issued by many of these firms had fallen and featured double-digit yields.

Relying on their knowledge of the issuing companies, many of the fund’s equity counselors invested in bonds during this period. In many cases, the flexibility to invest in these bonds provided fund investors with both substantial income and capital appreciation in the period that followed.

Adds Hilda: “The more well-thought-out choices you have, the better chance you have of capturing yield in an effective and risk-sensitive way. If the only option you have when you grow concerned is to move within the same asset class or sell everything and hold cash, it can be very limiting from an income, risk and return standpoint.”

The fund’s historical asset mix (see page 9) testifies to the fact that over time, the investment landscape coupled with IFA’s income mandate has driven shifts within the fund’s portfolio.

[photo of a vegetable garden]
Research facilitates thoughtful action

While rising yield certainly draws the attention of investment professionals, understanding what’s causing the rise in yield is crucial. That’s where research comes in.

“When companies from a particular sector or bonds from a specific country or region are coming onto the ‘yield radar screen,’ that’s a sign we should be paying more attention to determine what forces are at work,” says Jody Jonsson, an equity portfolio counselor based in London.

Many things can spur such yield changes: a sector experiencing a cyclical downturn, a shift in an industry’s view of dividends, or a changing dividend trend within a particular region. Companies that have fallen out of favor with the broader market and whose stock prices have suffered also belong to this category. With respect to all the causes of higher yield, but especially the latter, research is essential to separating the wheat — solid companies experiencing short-term setbacks — from the chaff — companies with serious problems and less certain futures.

“The fund’s research is deep, global and integrated,” explains Hilda. “We have access to each other’s research work, we often travel together to visit with companies and their managers, and we are constantly exchanging ideas. For IFA, these insights are essential because, based on our income mandate, we are often operating in downtrodden areas of the market.”

“The research process helps us to identify real opportunities and, hopefully, to avoid those situations where a dividend is a sign of weakness rather than strength,” says equity portfolio counselor Andrew Suzman.

“Our research effort is sweeping. It’s global and reaches across the market capitalization spectrum, including large multinationals as well as smaller companies,’’ explains Jody. “And, importantly, our research cuts across asset classes, which encourages collaboration between stock and bond analysts. The ability to look at companies in this way is very valuable.’’

The depth and scale of IFA’s research actually facilitates the fund’s flexible approach to generating income. “It takes considerable resources to cover the range of companies and issuers that constitute IFA’s investment universe,” explains Andrew. “But in order to act with conviction when an often-narrow investment window opens, it’s essential to know those companies and issuers well.”

Explains David: “Because of our scale, when a stock or bond’s yield draws our attention, there’s a good chance that someone within our organization is up to speed on the company or issuer and we can make educated and timely decisions about investing.”

“Even when an industry or company is not eligible based on yield, there is research being done that we can tap into when appropriate,” adds Hilda. “When opportunity arises, it’s generally not the first time we’ve seen or heard about the company and its business. We have laid the ground work and are primed to take advantage.”

A global footprint; a global portfolio

If, in IFA’s case, flexibility is defined as the ability to choose from an expansive set of income-producing securities, the fund has another factor working in its favor: the global reach of its investment adviser, Capital Research and Management Company.

[Begin Sidebar]
The consistent objective, a changing portfolio

Driven by the fund’s income objective, the men and women who manage IFA seek a mix of investments they believe features the best combination of risk and reward. A flexible mandate enables them to pursue that goal through investments in a variety of asset classes. A look at the evolution of IFA’s portfolio over the past decade shows that approach in action.

Percentage of holdings as of ...

	7/31/02	7/31/03	7/31/04	7/31/05	7/31/06	7/31/07

U.S. equity	44.1%	46.4%	49.8%	52.4%	53.0%	49.2%
Non-U.S. equity	13.7	17.0	18.7	17.2	17.5	18.0
U.S. fixed income	23.1	27.1	20.9	18.8	18.9	20.6
Non-U.S. fixed income	4.5	4.8	3.0	4.0	3.8	3.7
Cash & equivalents	14.6	4.7	7.6	7.6	6.8	8.5

	7/31/08	7/31/09	7/31/10	7/31/11

U.S. equity	45.1%	40.8%	43.9%	44.3%
Non-U.S. equity	18.1	18.9	19.8	20.5
U.S. fixed income	23.2	30.1	27.3	25.7
Non-U.S. fixed income	4.5	5.8	4.5	4.8
Cash & equivalents	9.1	4.4	4.5	4.7
[End Sidebar]

[photo of beets growing in a garden]
[Begin Sidebar]
Experience and geographic diversity

The men and women who manage The Income Fund of America average 29 years of investment experience and are located in six different offices worldwide. The combination of global reach and seasoned perspectives expands and enhances the search for solid, income-producing companies and issuers.

[Begin Photo Caption]
[photo of Hilda Applbaum]
Hilda Applbaum
San Francisco
24 years
[End Photo Caption]

[Begin Photo Caption]
[photo of David Barclay]
David Barclay
Los Angeles
29 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Grant Cambridge]
Grant Cambridge
Los Angeles
18 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Abner Goldstine]
Abner Goldstine
Los Angeles
59 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Jody Jonsson]
Jody Jonsson
London
22 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Jim Mulally]
Jim Mulally
Los Angeles
35 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Dina Perry]
Dina Perry
Washington, D.C.
33 years
[End Photo Caption]

[Begin Photo Caption]
[photo of John Smet]
John Smet
Los Angeles
29 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Andrew Suzman]
Andrew Suzman
New York
18 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Steve Watson]
Steve Watson
Hong Kong
23 years
[End Photo Caption]

Years of investment experience shown as of June 30, 2011.
[End Sidebar]

“Because there are many more companies that pay dividends outside the United States than within, in order to optimize income, you must be global,” says Andrew. “We have portfolio counselors and research analysts located around the world, from Los Angeles to Geneva to Singapore, and we are able to invest a significant share of fund assets in companies domiciled beyond our shores.”

Indeed, this global orientation can be seen in the geographic distribution of the fund’s equity portfolio counselors, all of whom are located in different cities. “Naturally, the people, resources and companies you are exposed to will differ based on where you live,” notes Hilda. “And having portfolio counselors located around the world expands the number of companies and issuers with which we are familiar and comfortable.”

Yet having a global investment presence does more than put investment professionals closer to companies and issuers located abroad; it actually enriches all investing discussions.

“Our global outlook coupled with the geographic diversity of IFA’s investment professionals necessarily ‘globalizes’ all our discussions,” notes Steve, who is based in Hong Kong. “We’re not going to talk about American auto manufacturers without someone offering a point of view on Korean, Japanese or European producers. Given the interconnected nature of the world economy, that’s crucial.”

[Begin Pull Quote]
“By pursuing the fund’s income objective through a mixture of stocks and bonds, investors who stay the course gain access to a broad set of opportunities that has produced solid results over time.”
– Andrew Suzman
[End Pull Quote]

[photo of baskets filled with fruits and vegetables]
These varied global perspectives can be particularly important during tumultuous economic and market periods. For example, during the current European debt crisis, fund analysts and portfolio counselors stationed in Asia have provided their colleagues with insight useful to evaluating the environment, as Asia has suffered similar debt-related issues in the past.

Flexible approach, consistent results

As evident in IFA’s long-term results, an investment strategy centered on tangible return in the form of substantial quarterly income has historically helped long-term investors pursue key investing objectives.

“We learned during the financial crisis that investing for income is not a magic bullet,” notes Andrew. “But by pursuing the fund’s income objective through a mixture of stocks and bonds, investors who stay the course gain access to a broad set of opportunities that has produced solid results over time.”

“Taking our flexible approach to IFA’s income objective requires considerable resources,” Hilda acknowledges. “Yet over the long term, utilizing our excellent research network, investing for income, striking a good balance between risk and reward and remaining flexible and adjusting to various market opportunities has been an effective investment approach for shareholders.” ■

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500		IFA advantage
	cumulative	IFA cumulative	(percentage
	total return	total return	points)

September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.1	–9.5	9.6
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.2	–43.5	11.7
April 29 through August 8, 2011	–17.5	–11.4	6.1

*Periods show S&P 500 price declines of 15% or greater (without dividends reinvested) based on 100% recovery after each decline (except for 1976–1978 and 2007–2009 declines, which recovered 78% and 77%, respectively). With respect to the most recent decline, the market has not returned to its high, reached in April 2011, and the decline may not be over. Nonetheless, we have elected to include the period to give investors a sense of how IFA’s results compared with those of the broader stock market during this tumultuous time. S&P 500 total returns, which include reinvestment of all distributions, may be higher. The index is unmanaged.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As the charts below show, the fund’s income has allowed withdrawals to be made without invading principal.

Higher dividends ......

[begin bar chart]
Dividends produced
IFA	1,777,770
S&P 500	457,178
[end bar chart]

...... have helped to keep principal
intact, letting compounding do
its work.

[begin bar chart]
	IFA	S&P 500
Amount withdrawn	508,141	508,141
Ending value	2,469,385	1,156,359
Initial investment	100,000	100,000
[end bar chart]

Charts show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2011. Example assumes an annual withdrawal equaling 5% of the initial investment, increased by 5% annually. The first withdrawal, on December 31, 1974, was $5,000. Over the period, total withdrawals from each of the fund and the index come to $508,141.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 37 years, income from the fund has been substantially higher.

Year ended July 31

[begin bar chart]
	The Income Fund of America	S&P 500	CDs

7/31/1975	$864	$479	$924
7/31/1976	$1,097	$511	$652
7/31/1977	$1,067	$617	$598
7/31/1978	$1,229	$728	$814
7/31/1979	$1,467	$838	$1,283
7/31/1980	$1,610	$980	$1,998
7/31/1981	$1,918	$1,110	$2,302
7/31/1982	$2,407	$1,241	$3,003
7/31/1983	$2,804	$1,339	$2,235
7/31/1984	$3,186	$1,477	$2,376
7/31/1985	$3,702	$1,637	$2,617
7/31/1986	$4,301	$1,788	$2,217
7/31/1987	$4,877	$1,948	$1,940
7/31/1988	$4,930	$2,084	$2,417
7/31/1989	$5,874	$2,555	$3,240
7/31/1990	$6,340	$2,969	$3,382
7/31/1991	$7,140	$3,140	$3,171
7/31/1992	$7,299	$3,302	$2,226
7/31/1993	$7,837	$3,469	$1,548
7/31/1994	$8,341	$3,658	$1,680
7/31/1995	$8,080	$3,963	$2,920
7/31/1996	$9,462	$4,388	$3,049
7/31/1997	$11,108	$4,713	$3,189
7/31/1998	$11,612	$4,955	$3,414
7/31/1999	$13,724	$5,236	$3,313
7/31/2000	$15,151	$5,333	$4,011
7/31/2001	$15,341	$5,130	$4,233
7/31/2002	$16,460	$5,265	$1,806
7/31/2003	$15,781	$5,526	$1,164
7/31/2004	$17,021	$6,344	$837
7/31/2005	$15,588	$7,290	$1,844
7/31/2006	$19,236	$8,261	$3,532
7/31/2007	$24,953	$9,483	$4,586
7/31/2008	$26,672	$10,663	$3,842
7/31/2009	$21,965	$9,403	$2,098
7/31/2010	$21,582	$8,491	$258
7/31/2011	$25,536	$9,668	$284
[end bar chart]
All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.

The portfolio at a glance

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	July 31, 2011

U.S. common stocks	42.6%
Common stocks of issuers outside the U.S.	20.5
U. S. Treasury & agency bonds & notes	3.6
Convertible securities, preferred stocks & warrants	1.7
Other fixed-income securities	26.9
Short-term securities & other assets less liabilities	4.7
[end pie chart]

Five largest sectors in common stock holdings	Percent
of net
assets

Industrials	8.3%
Financials	7.0
Consumer staples	6.9
Energy	6.7
Health care	6.4

Ten largest common stock holdings	Percent
of net
assets
Verizon	2.4%
Bristol-Myers Squibb	2.1
Royal Dutch Shell	1.9
Merck	1.9
Home Depot	1.7
Chevron	1.6
Philip Morris International	1.3
Waste Management	1.3
DuPont	1.3
General Electric	1.3

Country diversification	Percent
of net
assets
United States	70.0%
Euro zone*	7.5
United Kingdom	6.6
Canada	2.7
Australia	2.0
Switzerland	0.9
Other countries	5.6
Short-term securities & other assets less liabilities	4.7

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

[begin pie chart]
Investment mix by security type	July 31, 2010

U.S. common stocks	42.1%
Common stocks of issuers outside the U.S.	18.6
U. S. Treasury & agency bonds & notes	5.7
Convertible securities & preferred stocks	3.0
Other fixed-income securities	26.1
Short-term securities & other assets less liabilities	4.5
[end pie chart]

Five largest sectors in common stock holdings	Percent
of net
assets

Industrials	8.3%
Consumer staples	7.1
Financials	6.9
Utilities	6.8
Health care	5.7

Ten largest common stock holdings	Percent
of net
assets
Merck	2.2%
Verizon	2.0
Home Depot	1.5
Waste Management	1.5
Chevron	1.4
Bristol-Myers Squibb	1.4
Royal Dutch Shell	1.4
McDonald's	1.3
Philip Morris International	1.2
Emerson Electric	1.2

Country diversification	Percent
of net
assets
United States	71.2%
Euro zone†	9.0
United Kingdom	5.1
Canada	2.1
Australia	2.0
Japan	0.9
Other countries	5.2
Short-term securities & other assets less liabilities	4.5

†Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Summary investment portfolio

July 31, 2011

			Percent
		Value	of net
Common stocks - 63.14%	Shares	(000)	assets

Industrials - 8.28%
Waste Management, Inc. (1)	28,115,000	$885,341	1.29
General Electric Co.	48,950,000	876,695	1.27
Lockheed Martin Corp.	9,107,400	689,703	1.00
Schneider Electric SA	2,671,803	388,326	.56
Norfolk Southern Corp.	4,000,000	302,800	.44
United Technologies Corp.	3,608,000	298,887	.44
Other securities		2,258,507	3.28
		5,700,259	8.28

Financials - 7.02%
HCP, Inc.	17,675,800	649,232	.94
Weyerhaeuser Co.	26,212,881	523,995	.76
Equity Residential, shares of beneficial interest	7,142,800	441,568	.64
Digital Realty Trust, Inc. (1)	5,790,000	354,406	.52
Bank of Nova Scotia	5,265,000	298,558	.43
Other securities		2,567,862	3.73
		4,835,621	7.02

Consumer staples - 6.91%
Philip Morris International Inc.	12,895,000	917,737	1.33
Kraft Foods Inc., Class A	21,000,821	722,008	1.05
Unilever NV, depository receipts	9,295,000	302,513
Unilever NV (New York registered)	5,051,750	164,081	.68
Altria Group, Inc.	16,350,000	430,005	.62
Procter & Gamble Co.	6,670,000	410,138	.60
H.J. Heinz Co.	7,000,000	368,480	.54
Sysco Corp.	9,290,000	284,181	.41
Other securities		1,162,584	1.68
		4,761,727	6.91

Energy - 6.67%
Royal Dutch Shell PLC, Class B (ADR)	10,120,000	745,338
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	441,360
Royal Dutch Shell PLC, Class B	3,797,147	139,584	1.93
Chevron Corp.	10,835,000	1,127,057	1.64
Spectra Energy Corp	20,150,500	544,467	.79
Crescent Point Energy Corp.	10,955,000	492,456	.71
TOTAL SA (ADR)	4,035,000	218,172
TOTAL SA	3,755,000	203,844	.61
ConocoPhillips	5,000,000	359,950	.52
Other securities		325,110	.47
		4,597,338	6.67

Health care - 6.39%
Bristol-Myers Squibb Co.	50,405,000	1,444,607	2.10
Merck & Co., Inc.	37,742,166	1,288,140	1.87
Pfizer Inc	32,850,000	632,034	.92
Eli Lilly and Co.	12,400,000	474,920	.69
Johnson & Johnson	4,300,000	278,597	.40
Other securities		282,115	.41
		4,400,413	6.39

Telecommunication services - 6.37%
Verizon Communications Inc.	46,507,500	1,641,250	2.39
Telstra Corp. Ltd.	170,670,000	560,619	.82
AT&T Inc.	18,424,621	539,104	.78
France Télécom SA	21,340,000	442,780	.64
Koninklijke KPN NV	28,067,263	401,121	.58
Portugal Telecom, SGPS, SA (1)	46,135,276	400,137	.58
Other securities		400,286	.58
		4,385,297	6.37

Consumer discretionary - 5.49%
Home Depot, Inc.	33,695,000	1,176,966	1.71
McDonald's Corp.	8,110,000	701,353	1.02
McGraw-Hill Companies, Inc.	11,090,000	461,344	.67
Other securities		1,442,637	2.09
		3,782,300	5.49

Utilities - 4.99%
Duke Energy Corp.	41,146,172	765,319	1.11
National Grid PLC	65,110,000	638,043	.93
Power Assets Holdings Ltd.	55,138,000	456,314	.66
GDF SUEZ	13,170,121	432,038	.63
Snam Rete Gas SpA	53,108,326	306,924	.44
Other securities		841,071	1.22
		3,439,709	4.99

Materials - 3.41%
E.I. du Pont de Nemours and Co.	17,115,000	880,053	1.28
Nucor Corp.	12,480,000	485,347	.70
Other securities		982,010	1.43
		2,347,410	3.41

Information technology - 3.30%
Microchip Technology Inc. (1)	14,128,000	476,820	.69
Automatic Data Processing, Inc.	8,485,000	436,893	.64
Maxim Integrated Products, Inc.	14,406,000	330,762	.48
KLA-Tencor Corp.	8,190,000	326,126	.47
Paychex, Inc.	10,155,182	286,681	.42
Other securities		413,848	.60
		2,271,130	3.30

Miscellaneous - 4.31%
Other common stocks in initial period of acquisition		2,968,631	4.31

Total common stocks (cost: $39,537,047,000)		43,489,835	63.14

			Percent
		Value	of net
Preferred stocks - 0.49%	Shares	(000)	assets

Financials - 0.32%
Fannie Mae, Series S, 8.25% noncumulative (2)	1,511,450	3,569	.01
Other securities		215,534	.31
		219,103	.32

Miscellaneous - 0.17%
Other preferred stocks in initial period of acquisition		119,445	.17

Total preferred stocks (cost: $349,041,000)		338,548	.49

			Percent
		Value	of net
Warrants - 0.00%		(000)	assets

Miscellaneous - 0.00%
Other warrants in initial period of acquisition		1,559	.00

Total warrants (cost: $32,681,000)		1,559	.00

			Percent
		Value	of net
Convertible securities - 1.18%		(000)	assets

Other - 1.18%
Other securities		812,123	1.18

Total convertible securities (cost: $770,549,000)		812,123	1.18

	Principal		Percent
	amount	Value	of net
Bonds & notes - 30.49%	(000)	(000)	assets

Mortgage-backed obligations (3) - 4.55%
Fannie Mae 3.00%-11.597% 2012-2047 (4)	$1,805,273	$1,903,095	2.76
Freddie Mac 2.477%-11.079% 2018-2041 (4)	244,441	264,471	.39
Other securities		965,607	1.40
		3,133,173	4.55

Consumer discretionary - 4.16%
Home Depot, Inc. 5.40%-5.95% 2016-2041	34,819	38,198	.06
Other securities		2,826,559	4.10
		2,864,757	4.16

Bonds & notes of U.S. government & government agencies - 3.64%
U.S. Treasury 0.625%-8.75% 2011-2041 (5)	2,141,361	2,304,936	3.35
Fannie Mae 1.00%-6.25% 2013-2029	38,850	47,058	.07
Freddie Mac 1.125%-1.75% 2012-2015	38,625	38,987	.05
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	11,750	11,933	.02
Other securities		103,628	.15
		2,506,542	3.64

Telecommunication services - 2.04%
Verizon Communications Inc. 3.00%-8.75% 2014-2041	114,010	129,098	.19
Other securities		1,277,518	1.85
		1,406,616	2.04

Industrials - 1.95%
General Electric Co. 5.25% 2017	11,250	12,692
General Electric Capital Corp. 0.876%-2.25% 2014-2015 (4)	47,000	46,885	.09
Lockheed Martin Corp. 4.121% 2013	5,000	5,275	.01
Other securities		1,280,952	1.85
		1,345,804	1.95

Energy - 1.29%
Shell International Finance BV 1.875%-6.375% 2013-2038	49,000	53,335	.08
Chevron Corp. 3.95%-4.95% 2014-2019	5,050	5,762	.01
Other securities		832,138	1.20
		891,235	1.29

Materials - 0.84%
E.I. du Pont de Nemours and Co. 0.667% 2014 (4)	35,000	35,224	.05
Other securities		541,549	.79
		576,773	.84

Other - 12.01%
Other securities		8,268,135	12.01

Miscellaneous - 0.01%
Other bonds & notes in initial period of acquisition		7,232	.01

Total bonds & notes (cost: $19,994,090,000)		21,000,267	30.49

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.59%	(000)	(000)	assets

Fannie Mae 0.09%-0.23% due 8/1/2011-5/1/2012	$880,275	$879,520	1.28
Freddie Mac 0.11%-0.301% due 8/3/2011-5/30/2012	733,405	732,864	1.06
Coca-Cola Co. 0.09%-0.16% due 8/22-9/23/2011 (6)	281,200	281,172	.41
U.S. Treasury Bills 0.158%-0.242% due 8/25/2011-1/12/2012	220,210	220,122	.32
Merck & Co. Inc. 0.10% due 9/8/2011 (6)	72,300	72,294	.11
Other securities		973,534	1.41

Total short-term securities (cost: $3,159,430,000)		3,159,506	4.59

Total investment securities (cost: $63,842,838,000)		68,801,838	99.89
Other assets less liabilities		72,652	.11

Net assets		$68,874,490	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $43,071,000, which represented .06% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

"Miscellaneous" and "Other securities" include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $217,082,000, which represented .32% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2011, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 7/31/2011 (000)
Waste Management, Inc.	27,615,000	500,000	-	28,115,000	$36,673	$885,341
WMX Technologies, Inc. 7.10% 2026	$10,125,000	-	$10,125,000	-	631	-
Microchip Technology Inc.	14,128,000	-	-	14,128,000	5,282	476,820
Portugal Telecom, SGPS, SA	-	57,470,000	11,334,724	46,135,276	146,857	400,137
Digital Realty Trust, Inc. (7)	1,893,300	3,896,700	-	5,790,000	11,247	354,406
Hospitality Properties Trust	8,015,000	-	-	8,015,000	14,427	202,379
Hospitality Properties Trust 6.70% 2018	$16,175,000	-	-	$16,175,000	1,088	17,695
Hospitality Properties Trust 6.30% 2016	$2,400,000	$11,177,000	-	$13,577,000	494	15,082
Hospitality Properties Trust 6.75% 2013	$21,265,000	-	$8,615,000	$12,650,000	965	13,212
Hospitality Properties Trust 5.625% 2017	$8,485,000	$1,684,000	-	$10,169,000	623	10,673
Hospitality Properties Trust 5.125% 2015	$2,160,000	-	-	$2,160,000	167	2,301
R.R. Donnelley & Sons Co.	3,095,400	9,700,000	-	12,795,400	4,077	240,681
Masco Corp.	16,989,176	4,800,775	-	21,789,951	6,537	229,884
Arthur J. Gallagher & Co.	6,000,000	-	-	6,000,000	7,800	168,720
FirstMerit Corp.	5,495,000	-	-	5,495,000	3,517	80,282
Trustmark Corp.	3,257,000	-	-	3,257,000	2,996	70,970
Applied Industrial Technologies, Inc.(8)	2,738,790	-	2,738,790	-	931	-
Clarent Hospital Corp. Liquidating Trust(8)	484,684	-	484,684	-	-	-
First Niagara Financial Group, Inc.(8)	11,650,000	-	9,250,000	2,400,000	5,774	-
Georgia Gulf Corp.(8)	2,623,146	-	1,387,222	1,235,924	-	-
Georgia Gulf Corp. 9.00% 2017(8)	$50,965,000	$6,200,000	$2,600,000	$54,565,000	4,837	-
Georgia Gulf Corp. 10.75% 2016(8)	$3,385,000	-	-	$3,385,000	369	-
Macquarie Korea Infrastructure Fund(8)	21,541,078	-	7,886,480	13,654,598	5,008	-
Prime Infrastructure Group(8)	22,756,141	-	22,756,141	-	7,044	-
Weyerhaeuser Co.(8)	10,728,000	15,484,881	-	26,212,881	7,864	-
					$275,208	$3,168,583

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Security did not produce income during the last 12 months.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) Index-linked bond whose principal amount moves with a government price index.
(6) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $5,835,207,000, which represented 8.47% of the net assets of the fund.

(7) This security was an unaffiliated issuer in its initial period of acquisition at 7/31/2010; it was not publicly disclosed.
(8) Unaffiliated issuer at 7/31/2011.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $60,297,846)	$65,633,255
Affiliated issuers (cost: $3,544,992)	3,168,583	$68,801,838
Cash denominated in currencies other than U.S. dollars
(cost: $17,194)		17,150
Cash		2,819
Receivables for:
Sales of investments	801,085
Sales of fund's shares	58,834
Dividends and interest	427,829	1,287,748
		70,109,555
Liabilities:
Payables for:
Purchases of investments	1,008,578
Repurchases of fund's shares	175,506
Investment advisory services	12,658
Services provided by related parties	34,228
Trustees' deferred compensation	3,761
Other	334	1,235,065
Net assets at July 31, 2011		$68,874,490

Net assets consist of:
Capital paid in on shares of beneficial interest		$70,806,636
Undistributed net investment income		551,902
Accumulated net realized loss		(7,444,191)
Net unrealized appreciation		4,960,143
Net assets at July 31, 2011		$68,874,490

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (4,063,346 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$52,940,167	3,118,990	$16.97
Class B	1,760,502	104,511	16.85
Class C	6,157,350	366,521	16.80
Class F-1	2,024,586	119,484	16.94
Class F-2	746,722	44,010	16.97
Class 529-A	939,053	55,412	16.95
Class 529-B	76,190	4,512	16.89
Class 529-C	330,522	19,569	16.89
Class 529-E	44,110	2,609	16.91
Class 529-F-1	31,257	1,844	16.95
Class R-1	108,874	6,447	16.89
Class R-2	552,082	32,820	16.82
Class R-3	1,118,391	66,103	16.92
Class R-4	808,918	47,725	16.95
Class R-5	477,944	28,160	16.97
Class R-6	757,822	44,629	16.98

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $85,230;
also includes $266,034 from affiliates)	$1,954,438
Interest (net of non-U.S. taxes of $4;
also includes $9,174 from affiliates)	1,348,222	$3,302,660

Fees and expenses*:
Investment advisory services	168,778
Distribution services	233,380
Transfer agent services	45,372
Administrative services	21,213
Reports to shareholders	2,683
Registration statement and prospectus	847
Trustees' compensation	1,066
Auditing and legal	174
Custodian	2,622
Other	1,956	478,091
Net investment income		2,824,569

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain on:
Investments (includes $31,161 net gain from affiliates)	1,790,877
Currency transactions	4,750	1,795,627
Net unrealized appreciation (depreciation) on:
Investments	4,485,459
Currency translations	(31)	4,485,428
Net realized gain and unrealized appreciation
on investments and currency		6,281,055
Net increase in net assets resulting
from operations		$9,105,624

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended July 31
	2011	2010
Operations:
Net investment income	$2,824,569	$2,985,974
Net realized gain on investments and currency transactions	1,795,627	2,038,986
Net unrealized appreciation on investments and currency translations	4,485,428	3,712,658
Net increase in net assets resulting from operations	9,105,624	8,737,618

Dividends paid to shareholders from net investment income	(2,972,073)	(2,671,237)

Net capital share transactions	(789,509)	(2,485,102)

Total increase in net assets	5,344,042	3,581,279

Net assets:
Beginning of year	63,530,448	59,949,169
End of year (including undistributed
net investment income: $551,902 and $681,967, respectively)	$68,874,490	$63,530,448

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Income Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. Effective October 1, 2010, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time, or relevant local time for securities trading outside U.S. time zones, from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of July 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Industrials	$5,700,096	$-	$163	$5,700,259
Financials	4,835,621	-	-	4,835,621
Consumer staples	4,761,727	-	-	4,761,727
Energy	4,597,338	-	-	4,597,338
Health care	4,400,413	-	-	4,400,413
Telecommunication services	4,385,297	-	-	4,385,297
Consumer discretionary	3,782,300	-	-	3,782,300
Utilities	3,439,709	-	-	3,439,709
Materials	2,347,410	-	-	2,347,410
Information technology	2,271,130	-	-	2,271,130
Miscellaneous	2,968,631	-	-	2,968,631
Preferred stocks	128,279	210,269	-	338,548
Warrants	-	1,559	-	1,559
Convertible securities	482,652	329,471	-	812,123
Bonds & notes:
Corporate bonds & notes	-	6,915,356	169,829	7,085,185
Mortgage-backed obligations	-	3,112,910	20,263	3,133,173
Bonds & notes of U.S. government & government agencies	-	2,506,542	-	2,506,542
Other	-	8,268,135	-	8,268,135
Miscellaneous	-	7,232	-	7,232
Short-term securities	-	3,159,506	-	3,159,506
Total	$44,100,603	$24,510,980	$190,255	$68,801,838

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended July 31, 2011 (dollars in thousands):
	Beginning value at 8/1/2010	Transfers into Level 3(*)	Purchases	Sales	Net realized loss(†)	Unrealized appreciation(†)	Transfers out of Level 3(*)	Ending value at 7/31/2011
Investment securities	$83,477	$45,976	$92,516	$(19,882)	$(2,780)	$12,117	$(21,169)	$190,255

Net unrealized appreciation during the period on Level 3 investment securities held at July 31, 2011 (dollars in thousands)(†):								$5,615

(*) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(†) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2011, the fund reclassified $17,517,000 from accumulated net realized loss to undistributed net investment income and $78,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$554,647
Capital loss carryforward expiring 2018*	(7,442,409)
Gross unrealized appreciation on investment securities	7,815,563
Gross unrealized depreciation on investment securities	(2,868,745)
Net unrealized appreciation on investment securities	4,946,818
Cost of investment securities	63,855,020

*Reflects the utilization of capital loss carryforwards of $1,778,798,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after July 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended July 31
Share class	2011	2010
Class A	$2,330,998	$2,089,796
Class B	80,729	97,153
Class C	230,046	211,864
Class F-1	85,584	79,624
Class F-2	30,163	19,206
Class 529-A	38,154	29,614
Class 529-B	3,103	3,344
Class 529-C	11,366	9,321
Class 529-E	1,682	1,307
Class 529-F-1	1,288	933
Class R-1	3,860	3,054
Class R-2	20,558	17,811
Class R-3	46,768	40,939
Class R-4	35,774	29,998
Class R-5	22,040	19,594
Class R-6	29,960	17,679
Total	$2,972,073	$2,671,237

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.123% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2011, the investment advisory services fee was $168,778,000, which was equivalent to an annualized rate of 0.246% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended July 31, 2011, were as follows (dollars in thousands):

Communications: insert ClassSpecificExpenses.xls

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$125,524	$43,530	Not applicable	Not applicable	Not applicable
Class B	21,782	1,842	Not applicable	Not applicable	Not applicable
Class C	62,195	Included in administrative services	$7,528	$830	Not applicable
Class F-1	4,849		2,410	106	Not applicable
Class F-2	Not applicable		933	23	Not applicable
Class 529-A	1,912		701	84	$873
Class 529-B	865		69	20	86
Class 529-C	3,133		252	57	314
Class 529-E	204		31	4	41
Class 529-F-1	-		22	3	28
Class R-1	1,046		138	21	Not applicable
Class R-2	4,171		833	1,441	Not applicable
Class R-3	5,679		1,692	649	Not applicable
Class R-4	2,020		1,196	37	Not applicable
Class R-5	Not applicable		460	9	Not applicable
Class R-6	Not applicable		320	2	Not applicable
Total	$233,380	$45,372	$16,585	$3,286	$1,342

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,066,000, shown on the accompanying financial statements, includes $398,000 in current fees (either paid in cash or deferred) and a net increase of $668,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2011
Class A	$6,109,385	365,399	$2,176,992	132,135	$(8,467,235)	(506,767)	$(180,858)	(9,233)
Class B	68,204	4,123	75,787	4,644	(1,027,318)	(61,791)	(883,327)	(53,024)
Class C	721,625	43,532	209,682	12,849	(1,216,808)	(73,505)	(285,501)	(17,124)
Class F-1	542,351	32,437	78,645	4,779	(583,617)	(35,130)	37,379	2,086
Class F-2	390,748	23,557	23,003	1,394	(178,431)	(10,685)	235,320	14,266
Class 529-A	184,842	11,076	38,140	2,316	(110,881)	(6,657)	112,101	6,735
Class 529-B	4,176	252	3,102	190	(31,146)	(1,874)	(23,868)	(1,432)
Class 529-C	62,459	3,749	11,361	692	(51,065)	(3,081)	22,755	1,360
Class 529-E	8,543	513	1,682	102	(5,027)	(303)	5,198	312
Class 529-F-1	11,653	700	1,288	78	(5,993)	(361)	6,948	417
Class R-1	32,530	1,958	3,829	233	(27,745)	(1,658)	8,614	533
Class R-2	143,026	8,622	20,524	1,256	(179,860)	(10,818)	(16,310)	(940)
Class R-3	265,796	15,932	46,708	2,843	(352,638)	(21,095)	(40,134)	(2,320)
Class R-4	218,671	13,063	35,718	2,171	(258,147)	(15,392)	(3,758)	(158)
Class R-5	134,567	8,000	22,019	1,338	(168,389)	(10,041)	(11,803)	(703)
Class R-6	226,926	13,561	29,959	1,813	(29,150)	(1,735)	227,735	13,639
Total net increase (decrease)	$9,125,502	546,474	$2,778,439	168,833	$(12,693,450)	(760,893)	$(789,509)	(45,586)

Year ended July 31, 2010
Class A	$5,109,735	335,067	$1,909,103	124,792	$(8,765,580)	(576,354)	$(1,746,742)	(116,495)
Class B	69,078	4,576	89,100	5,865	(851,843)	(56,276)	(693,665)	(45,835)
Class C	646,265	42,774	182,915	12,069	(1,151,256)	(76,308)	(322,076)	(21,465)
Class F-1	347,380	22,812	69,299	4,536	(582,284)	(38,413)	(165,605)	(11,065)
Class F-2	195,285	12,881	12,577	824	(134,507)	(8,854)	73,355	4,851
Class 529-A	138,942	9,113	29,610	1,937	(86,396)	(5,685)	82,156	5,365
Class 529-B	5,063	333	3,344	219	(17,575)	(1,153)	(9,168)	(601)
Class 529-C	52,729	3,470	9,317	611	(46,884)	(3,100)	15,162	981
Class 529-E	7,221	475	1,307	86	(5,035)	(333)	3,493	228
Class 529-F-1	5,848	384	933	61	(5,273)	(348)	1,508	97
Class R-1	31,826	2,092	3,031	199	(25,382)	(1,678)	9,475	613
Class R-2	136,033	8,997	17,706	1,166	(145,325)	(9,616)	8,414	547
Class R-3	252,361	16,591	40,598	2,660	(268,692)	(17,679)	24,267	1,572
Class R-4	217,458	14,322	29,785	1,948	(201,984)	(13,233)	45,259	3,037
Class R-5	103,146	6,784	19,534	1,277	(110,781)	(7,299)	11,899	762
Class R-6	167,893	10,984	17,675	1,153	(8,402)	(544)	177,166	11,593
Total net increase (decrease)	$7,486,263	491,655	$2,435,834	159,403	$(12,407,199)	(816,873)	$(2,485,102)	(165,815)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $22,357,483,000 and $22,519,267,000, respectively, during the year ended July 31, 2011.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 7/31/2011	$15.48	$.71	$1.53	$2.24	$(.75)	$-	$(.75)	$16.97	14.68%	$52,940	.58%	.58%	4.24%
Year ended 7/31/2010	14.04	.73	1.37	2.10	(.66)	-	(.66)	15.48	15.09	48,437	.61	.61	4.82
Year ended 7/31/2009	16.98	.74	(2.98)	(2.24)	(.70)	-	(.70)	14.04	(12.72)	45,569	.64	.63	5.50
Year ended 7/31/2008	20.54	.87	(2.67)	(1.80)	(.91)	(.85)	(1.76)	16.98	(9.46)	58,029	.57	.54	4.53
Year ended 7/31/2007	19.33	.87	1.73	2.60	(.93)	(.46)	(1.39)	20.54	13.66	65,713	.56	.54	4.22
Class B:
Year ended 7/31/2011	15.37	.58	1.52	2.10	(.62)	-	(.62)	16.85	13.82	1,760	1.34	1.34	3.48
Year ended 7/31/2010	13.94	.60	1.37	1.97	(.54)	-	(.54)	15.37	14.24	2,421	1.38	1.38	4.01
Year ended 7/31/2009	16.87	.63	(2.95)	(2.32)	(.61)	-	(.61)	13.94	(13.37)	2,835	1.41	1.39	4.74
Year ended 7/31/2008	20.43	.72	(2.66)	(1.94)	(.77)	(.85)	(1.62)	16.87	(10.16)	4,149	1.33	1.31	3.76
Year ended 7/31/2007	19.22	.70	1.74	2.44	(.77)	(.46)	(1.23)	20.43	12.83	5,094	1.32	1.30	3.46
Class C:
Year ended 7/31/2011	15.33	.57	1.51	2.08	(.61)	-	(.61)	16.80	13.77	6,157	1.39	1.39	3.43
Year ended 7/31/2010	13.91	.60	1.36	1.96	(.54)	-	(.54)	15.33	14.17	5,882	1.43	1.43	4.00
Year ended 7/31/2009	16.84	.62	(2.94)	(2.32)	(.61)	-	(.61)	13.91	(13.43)	5,637	1.45	1.44	4.69
Year ended 7/31/2008	20.39	.71	(2.65)	(1.94)	(.76)	(.85)	(1.61)	16.84	(10.22)	7,676	1.38	1.35	3.72
Year ended 7/31/2007	19.19	.69	1.73	2.42	(.76)	(.46)	(1.22)	20.39	12.80	8,911	1.37	1.35	3.41
Class F-1:
Year ended 7/31/2011	15.46	.70	1.52	2.22	(.74)	-	(.74)	16.94	14.58	2,025	.64	.64	4.19
Year ended 7/31/2010	14.02	.73	1.37	2.10	(.66)	-	(.66)	15.46	15.08	1,815	.65	.65	4.78
Year ended 7/31/2009	16.95	.74	(2.97)	(2.23)	(.70)	-	(.70)	14.02	(12.71)	1,801	.66	.65	5.49
Year ended 7/31/2008	20.52	.86	(2.68)	(1.82)	(.90)	(.85)	(1.75)	16.95	(9.56)	2,712	.61	.58	4.48
Year ended 7/31/2007	19.30	.86	1.74	2.60	(.92)	(.46)	(1.38)	20.52	13.69	3,075	.60	.57	4.18
Class F-2:
Year ended 7/31/2011	15.48	.74	1.53	2.27	(.78)	-	(.78)	16.97	14.90	747	.40	.40	4.42
Year ended 7/31/2010	14.04	.77	1.36	2.13	(.69)	-	(.69)	15.48	15.31	460	.42	.42	5.04
Year ended 7/31/2009	16.91	.68	(2.82)	(2.14)	(.73)	-	(.73)	14.04	(12.19)	350	.44	.43	5.39
Class 529-A:
Year ended 7/31/2011	15.46	.69	1.53	2.22	(.73)	-	(.73)	16.95	14.62	939	.67	.67	4.15
Year ended 7/31/2010	14.03	.73	1.35	2.08	(.65)	-	(.65)	15.46	14.95	753	.69	.69	4.77
Year ended 7/31/2009	16.96	.73	(2.96)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	608	.70	.68	5.44
Year ended 7/31/2008	20.52	.85	(2.66)	(1.81)	(.90)	(.85)	(1.75)	16.96	(9.55)	662	.65	.63	4.46
Year ended 7/31/2007	19.31	.85	1.73	2.58	(.91)	(.46)	(1.37)	20.52	13.57	655	.65	.63	4.14
Class 529-B:
Year ended 7/31/2011	15.41	.56	1.52	2.08	(.60)	-	(.60)	16.89	13.66	76	1.46	1.46	3.37
Year ended 7/31/2010	13.98	.59	1.37	1.96	(.53)	-	(.53)	15.41	14.10	92	1.49	1.49	3.92
Year ended 7/31/2009	16.92	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.98	(13.47)	91	1.51	1.50	4.63
Year ended 7/31/2008	20.47	.69	(2.65)	(1.96)	(.74)	(.85)	(1.59)	16.92	(10.25)	110	1.46	1.43	3.65
Year ended 7/31/2007	19.26	.68	1.73	2.41	(.74)	(.46)	(1.20)	20.47	12.71	117	1.45	1.43	3.34
Class 529-C:
Year ended 7/31/2011	15.41	.56	1.53	2.09	(.61)	-	(.61)	16.89	13.71	331	1.46	1.46	3.37
Year ended 7/31/2010	13.99	.60	1.35	1.95	(.53)	-	(.53)	15.41	14.04	281	1.48	1.48	3.97
Year ended 7/31/2009	16.93	.62	(2.96)	(2.34)	(.60)	-	(.60)	13.99	(13.45)	241	1.50	1.49	4.63
Year ended 7/31/2008	20.49	.70	(2.67)	(1.97)	(.74)	(.85)	(1.59)	16.93	(10.29)	276	1.45	1.43	3.66
Year ended 7/31/2007	19.27	.69	1.74	2.43	(.75)	(.46)	(1.21)	20.49	12.77	285	1.45	1.42	3.35
Class 529-E:
Year ended 7/31/2011	15.43	.65	1.52	2.17	(.69)	-	(.69)	16.91	14.27	44	.94	.94	3.88
Year ended 7/31/2010	14.00	.68	1.36	2.04	(.61)	-	(.61)	15.43	14.66	35	.97	.97	4.49
Year ended 7/31/2009	16.93	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.00	(12.98)	29	1.00	.98	5.14
Year ended 7/31/2008	20.49	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.93	(9.83)	32	.94	.92	4.17
Year ended 7/31/2007	19.28	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.49	13.27	32	.94	.91	3.86

Class 529-F-1:
Year ended 7/31/2011	$15.46	$.73	$1.53	$2.26	$(.77)	$-	$(.77)	$16.95	14.87%	$31	.45%	.45%	4.37%
Year ended 7/31/2010	14.03	.76	1.35	2.11	(.68)	-	(.68)	15.46	15.19	22	.47	.47	4.99
Year ended 7/31/2009	16.96	.75	(2.96)	(2.21)	(.72)	-	(.72)	14.03	(12.56)	19	.50	.48	5.64
Year ended 7/31/2008	20.52	.89	(2.66)	(1.77)	(.94)	(.85)	(1.79)	16.96	(9.35)	21	.44	.42	4.67
Year ended 7/31/2007	19.30	.90	1.73	2.63	(.95)	(.46)	(1.41)	20.52	13.87	20	.44	.41	4.37
Class R-1:
Year ended 7/31/2011	15.41	.57	1.52	2.09	(.61)	-	(.61)	16.89	13.76	109	1.41	1.41	3.42
Year ended 7/31/2010	13.99	.61	1.35	1.96	(.54)	-	(.54)	15.41	14.10	91	1.44	1.44	4.03
Year ended 7/31/2009	16.92	.62	(2.95)	(2.33)	(.60)	-	(.60)	13.99	(13.36)	74	1.46	1.44	4.68
Year ended 7/31/2008	20.48	.71	(2.67)	(1.96)	(.75)	(.85)	(1.60)	16.92	(10.25)	86	1.39	1.37	3.73
Year ended 7/31/2007	19.27	.70	1.72	2.42	(.75)	(.46)	(1.21)	20.48	12.75	75	1.41	1.39	3.41
Class R-2:
Year ended 7/31/2011	15.35	.57	1.51	2.08	(.61)	-	(.61)	16.82	13.75	552	1.41	1.41	3.41
Year ended 7/31/2010	13.93	.60	1.35	1.95	(.53)	-	(.53)	15.35	14.10	518	1.47	1.47	3.97
Year ended 7/31/2009	16.86	.61	(2.95)	(2.34)	(.59)	-	(.59)	13.93	(13.54)	463	1.56	1.54	4.58
Year ended 7/31/2008	20.42	.70	(2.66)	(1.96)	(.75)	(.85)	(1.60)	16.86	(10.26)	516	1.44	1.42	3.66
Year ended 7/31/2007	19.22	.69	1.72	2.41	(.75)	(.46)	(1.21)	20.42	12.73	539	1.44	1.39	3.38
Class R-3:
Year ended 7/31/2011	15.44	.64	1.53	2.17	(.69)	-	(.69)	16.92	14.23	1,118	.96	.96	3.86
Year ended 7/31/2010	14.01	.68	1.35	2.03	(.60)	-	(.60)	15.44	14.63	1,056	.99	.99	4.45
Year ended 7/31/2009	16.94	.68	(2.95)	(2.27)	(.66)	-	(.66)	14.01	(12.99)	936	1.00	.99	5.14
Year ended 7/31/2008	20.50	.79	(2.66)	(1.87)	(.84)	(.85)	(1.69)	16.94	(9.83)	1,061	.95	.93	4.16
Year ended 7/31/2007	19.29	.79	1.73	2.52	(.85)	(.46)	(1.31)	20.50	13.26	978	.94	.92	3.86
Class R-4:
Year ended 7/31/2011	15.46	.70	1.53	2.23	(.74)	-	(.74)	16.95	14.62	809	.66	.66	4.17
Year ended 7/31/2010	14.03	.72	1.36	2.08	(.65)	-	(.65)	15.46	14.95	740	.68	.68	4.77
Year ended 7/31/2009	16.96	.72	(2.95)	(2.23)	(.70)	-	(.70)	14.03	(12.72)	629	.70	.69	5.43
Year ended 7/31/2008	20.53	.85	(2.68)	(1.83)	(.89)	(.85)	(1.74)	16.96	(9.56)	597	.66	.63	4.49
Year ended 7/31/2007	19.31	.85	1.74	2.59	(.91)	(.46)	(1.37)	20.53	13.57	451	.65	.63	4.15
Class R-5:
Year ended 7/31/2011	15.48	.75	1.53	2.28	(.79)	-	(.79)	16.97	14.94	478	.36	.36	4.46
Year ended 7/31/2010	14.04	.77	1.37	2.14	(.70)	-	(.70)	15.48	15.36	447	.38	.38	5.07
Year ended 7/31/2009	16.97	.76	(2.96)	(2.20)	(.73)	-	(.73)	14.04	(12.53)	395	.40	.38	5.72
Year ended 7/31/2008	20.54	.91	(2.68)	(1.77)	(.95)	(.85)	(1.80)	16.97	(9.26)	559	.36	.33	4.80
Year ended 7/31/2007	19.32	.91	1.74	2.65	(.97)	(.46)	(1.43)	20.54	13.94	350	.36	.33	4.42
Class R-6:
Year ended 7/31/2011	15.49	.76	1.52	2.28	(.79)	-	(.79)	16.98	14.99	758	.31	.31	4.51
Year ended 7/31/2010	14.05	.79	1.35	2.14	(.70)	-	(.70)	15.49	15.40	480	.33	.33	5.20
Period from 5/1/2009 to 7/31/2009	12.55	.19	1.48	1.67	(.17)	-	(.17)	14.05	13.42	272	.09	.09	1.45

	Year ended July 31
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	38%	35%	49%	38%	32%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Income Fund of America (the “Fund”), as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 7, 2011

Expense example
                                                                                                                        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2011, through July 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/2011	Ending account value 7/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,029.38	$2.92	.58%
Class A -- assumed 5% return	1,000.00	1,021.92	2.91	.58
Class B -- actual return	1,000.00	1,026.10	6.73	1.34
Class B -- assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class C -- actual return	1,000.00	1,025.54	6.98	1.39
Class C -- assumed 5% return	1,000.00	1,017.90	6.95	1.39
Class F-1 -- actual return	1,000.00	1,028.60	3.22	.64
Class F-1 -- assumed 5% return	1,000.00	1,021.62	3.21	.64
Class F-2 -- actual return	1,000.00	1,030.33	2.06	.41
Class F-2 -- assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 529-A -- actual return	1,000.00	1,029.03	3.37	.67
Class 529-A -- assumed 5% return	1,000.00	1,021.47	3.36	.67
Class 529-B -- actual return	1,000.00	1,024.92	7.38	1.47
Class 529-B -- assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class 529-C -- actual return	1,000.00	1,025.14	7.33	1.46
Class 529-C -- assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class 529-E -- actual return	1,000.00	1,027.71	4.78	.95
Class 529-E -- assumed 5% return	1,000.00	1,020.08	4.76	.95
Class 529-F-1 -- actual return	1,000.00	1,030.17	2.32	.46
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.51	2.31	.46
Class R-1 -- actual return	1,000.00	1,025.38	7.08	1.41
Class R-1 -- assumed 5% return	1,000.00	1,017.80	7.05	1.41
Class R-2 -- actual return	1,000.00	1,024.84	7.08	1.41
Class R-2 -- assumed 5% return	1,000.00	1,017.80	7.05	1.41
Class R-3 -- actual return	1,000.00	1,027.53	4.88	.97
Class R-3 -- assumed 5% return	1,000.00	1,019.98	4.86	.97
Class R-4 -- actual return	1,000.00	1,029.03	3.32	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.52	3.31	.66
Class R-5 -- actual return	1,000.00	1,030.55	1.81	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.01	1.81	.36
Class R-6 -- actual return	1,000.00	1,030.79	1.56	.31
Class R-6 -- assumed 5% return	1,000.00	1,023.26	1.56	.31

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                                                unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2011:

Qualified dividend income	$2,151,250,000
Corporate dividends received deduction	$1,184,677,000
U.S. government income that may be exempt from state taxation	$66,692,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2011 (the most recent calendar quarter-end):

			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	17.32%	3.13%	5.66%
Not reflecting CDSC	22.32	3.44	5.66

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	21.22	3.39	5.43
Not reflecting CDSC	22.22	3.39	5.43

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	23.18	4.20	6.24

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	23.44	—	5.89

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	16.07	2.92	5.99
Not reflecting maximum sales charge	23.15	4.15	6.66

Class 529-B shares2,4 — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	17.13	3.00	6.00
Not reflecting CDSC	22.13	3.32	6.00

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	21.10	3.32	5.89
Not reflecting CDSC	22.10	3.32	5.89

Class 529-E shares3,4 — first sold 2/25/02	22.79	3.85	6.31

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	23.42	4.38	8.14

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 29 and 30 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Mary Jane Elmore, 57	2008	Managing Director and General Partner, Institutional
		Venture Partners

Robert A. Fox, 74	1972	Managing General Partner, Fox Investments LP;
Chairman of the Board		corporate director
(Independent and
Non-Executive)

Leonade D. Jones, 63	1993	Retired; former Treasurer, The Washington Post
		Company

William D. Jones, 56	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management
		Company (provides commercial asset and property
		management services)

John M. Lillie, 74	2003	Business consultant

John G. McDonald, 74	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

James J. Postl, 65	2008	Retired; former President and CEO, Pennzoil-Quaker
		State Company (automotive products and services)

Isaac Stein, 64	2004	President, Waverly Associates (private investment
		fund); Chairman Emeritus of the Board of Trustees,
		Stanford University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Mary Jane Elmore, 57	3	None

Robert A. Fox, 74	9	None
Chairman of the Board
(Independent and
Non-Executive)

Leonade D. Jones, 63	9	None

William D. Jones, 56	7	Sempra Energy

John M. Lillie, 74	3	None

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 65	3	Cooper Industries; Pulte, Inc.

Isaac Stein, 64	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Henry E. Riggs, a member of the board of trustees since 1989, has retired from the board. The trustees thank Mr. Riggs for his service and dedication to the fund.

“Interested” trustee5
Year first
elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Hilda L. Applbaum, 50	1998	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company

“Interested” trustee5
Number of
portfolios
in fund
complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Hilda L. Applbaum, 50	1	None
Vice Chairman of the Board

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

David C. Barclay, 54	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		Capital Research and Management Company

Abner D. Goldstine, 81	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director,
		Capital Research and Management Company

Dina N. Perry, 65	1994	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Paul F. Roye, 57	2007	Senior Vice President — Fund Business
Senior Vice President		Management Group, Capital Research and
		Management Company; Director, American Funds
		Service Company;6 former Director, Division of
		Investment Management, United States Securities
		and Exchange Commission

Andrew B. Suzman, 44	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company;6 Director, American
		Funds Distributors, Inc.;6 Director, Capital Strategy
		Research, Inc.6

Joanna F. Jonsson, 48	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		International Limited6

John H. Smet, 55	1994	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

Steven T. Watson, 56	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

Patrick F. Quan, 53	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management
		Company

Jeffrey P. Regal, 40	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management
		Company

Julie E. Lawton, 38	2009	Associate — Capital Research and Management
Assistant Secretary		Company

M. Susan Gupton, 38	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management
		Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management
		Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2011, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 27 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
>The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-906-0911P

Litho in USA BAG/Q/8061-S28700

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Isaac Stein, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$121,000
2011	$122,000

b) Audit-Related Fees:
2010	$21,000
2011	$21,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$996,000
2011	$1,184,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$17,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,519,000 for fiscal year 2010 and $1,767,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®

Investment portfolio

July 31, 2011

Common stocks — 63.14%	Shares	Value (000)

INDUSTRIALS — 8.28%
Waste Management, Inc.1	28,115,000	$885,341
General Electric Co.	48,950,000	876,695
Lockheed Martin Corp.	9,107,400	689,703
Schneider Electric SA	2,671,803	388,326
Norfolk Southern Corp.	4,000,000	302,800
United Technologies Corp.	3,608,000	298,887
R.R. Donnelley & Sons Co.1	12,795,400	240,681
Eaton Corp.	5,000,000	239,750
Masco Corp.1	21,789,951	229,884
Hubbell Inc., Class B	3,430,000	203,982
Boeing Co.	2,700,000	190,269
Keppel Corp. Ltd.	20,570,000	189,112
CCR SA, ordinary nominative	6,016,800	181,142
Emerson Electric Co.	3,300,000	161,997
Honeywell International Inc.	2,191,300	116,358
AB SKF, Class B	4,290,000	113,397
Ryanair Holdings PLC (ADR)	3,929,000	106,830
3M Co.	1,165,000	101,518
SembCorp Industries Ltd	16,689,500	70,273
Finmeccanica SpA	7,000,000	53,912
Caterpillar Inc.	450,000	44,456
Delta Air Lines, Inc.2	1,661,367	13,108
United Continental Holdings, Inc.2	60,182	1,091
Nortek, Inc.2	18,686	584
Atrium Corp.2,3,4	1,807	163
		5,700,259

FINANCIALS — 7.02%
HCP, Inc.	17,675,800	649,232
Weyerhaeuser Co.	26,212,881	523,995
Equity Residential, shares of beneficial interest	7,142,800	441,568
Digital Realty Trust, Inc.1	5,790,000	354,406
Bank of Nova Scotia	5,265,000	298,558
M&T Bank Corp.	3,115,000	268,638
Hospitality Properties Trust1	8,015,000	202,379
HSBC Holdings PLC (United Kingdom)	15,238,722	148,706
HSBC Holdings PLC (Hong Kong)	3,126,382	30,707
Toronto-Dominion Bank	2,150,000	172,122
Arthur J. Gallagher & Co.1	6,000,000	168,720
Industrial and Commercial Bank of China Ltd., Class H	176,959,000	134,642
Prudential PLC	11,775,000	133,364
Citigroup Inc.	3,458,461	132,597
Public Storage	1,050,000	125,612
British Land Co. PLC	11,450,474	109,953
Cullen/Frost Bankers, Inc.	1,900,000	102,372
QBE Insurance Group Ltd.	5,345,000	96,301
FirstMerit Corp.1	5,495,000	80,282
Mercury General Corp.	2,000,000	74,280
Trustmark Corp.1	3,257,000	70,970
People’s United Financial, Inc.	5,350,000	67,838
Macquarie Korea Infrastructure Fund	13,654,598	63,785
Boardwalk Real Estate Investment Trust	1,199,000	62,833
Northwest Bancshares, Inc.	4,850,000	59,607
New York Community Bancorp, Inc.	4,160,000	56,285
Banco Santander (Brasil) SA, units	5,530,000	51,954
Allianz SE	350,000	45,795
Itaúsa — Investimentos Itaú SA, preferred nominative	4,745,197	31,882
First Niagara Financial Group, Inc.	2,400,000	29,400
City Holding Co.	741,000	23,171
AXA SA	875,000	16,483
CIT Group Inc.2	148,263	5,892
Itaú Unibanco Holding SA, preferred nominative (ADR)	36,818	750
Pacific Century Financial Corp.	8,115	364
Valley National Bancorp	13,560	178
		4,835,621

CONSUMER STAPLES — 6.91%
Philip Morris International Inc.	12,895,000	917,737
Kraft Foods Inc., Class A	21,000,821	722,008
Unilever NV, depository receipts	9,295,000	302,513
Unilever NV (New York registered)	5,051,750	164,081
Altria Group, Inc.	16,350,000	430,005
Procter & Gamble Co.	6,670,000	410,138
H.J. Heinz Co.	7,000,000	368,480
Sysco Corp.	9,290,000	284,181
General Mills, Inc.	5,925,000	221,299
Hershey Co.	3,500,000	197,540
British American Tobacco PLC	4,000,000	185,189
Coca-Cola Co.	2,500,000	170,025
Tesco PLC	24,788,828	156,024
Coca-Cola Amatil Ltd.	11,640,441	144,507
Reynolds American Inc.	2,500,000	88,000
		4,761,727

ENERGY — 6.67%
Royal Dutch Shell PLC, Class B (ADR)	10,120,000	745,338
Royal Dutch Shell PLC, Class A (ADR)	6,000,000	441,360
Royal Dutch Shell PLC, Class B	3,797,147	139,584
Chevron Corp.	10,835,000	1,127,057
Spectra Energy Corp	20,150,500	544,467
Crescent Point Energy Corp.	10,955,000	492,456
TOTAL SA (ADR)	4,035,000	218,172
TOTAL SA	3,755,000	203,844
ConocoPhillips	5,000,000	359,950
Penn West Petroleum Ltd.	10,775,000	239,983
Diamond Offshore Drilling, Inc.	1,255,000	85,127
		4,597,338

HEALTH CARE — 6.39%
Bristol-Myers Squibb Co.	50,405,000	1,444,607
Merck & Co., Inc.	37,742,166	1,288,140
Pfizer Inc	32,850,000	632,034
Eli Lilly and Co.	12,400,000	474,920
Johnson & Johnson	4,300,000	278,597
AstraZeneca PLC (United Kingdom)	3,500,000	170,801
GlaxoSmithKline PLC	3,605,000	80,714
Novartis AG (ADR)	500,000	30,600
		4,400,413

TELECOMMUNICATION SERVICES — 6.37%
Verizon Communications Inc.	46,507,500	1,641,250
Telstra Corp. Ltd.	170,670,000	560,619
AT&T Inc.	18,424,621	539,104
France Télécom SA	21,340,000	442,780
Koninklijke KPN NV	28,067,263	401,121
Portugal Telecom, SGPS, SA1	46,135,276	400,137
CenturyLink, Inc.	4,739,582	175,886
Bell Aliant Inc.	2,986,600	86,586
Vodafone Group PLC	30,000,000	84,699
Bezeq — The Israel Telecommunication Corp. Ltd.	19,539,900	47,677
Sprint Nextel Corp., Series 12	760,501	3,217
American Tower Corp., Class A2	42,271	2,221
		4,385,297

CONSUMER DISCRETIONARY — 5.49%
Home Depot, Inc.	33,695,000	1,176,966
McDonald’s Corp.	8,110,000	701,353
McGraw-Hill Companies, Inc.	11,090,000	461,344
Time Warner Cable Inc.	3,661,361	268,414
Time Warner Inc.	5,825,000	204,807
Vivendi SA	6,000,000	144,020
J.C. Penney Co., Inc.	4,500,000	138,420
VF Corp.	1,065,000	124,392
Tatts Group Ltd.	43,150,000	109,979
H & M Hennes & Mauritz AB, Class B	3,054,000	104,415
OPAP SA	5,770,000	95,760
Truworths International Ltd.	7,374,368	79,868
Fielmann AG	625,000	65,379
Esprit Holdings Ltd.	14,185,099	41,315
Cooper-Standard Holdings Inc.2,5	586,012	27,543
Leggett & Platt, Inc.	1,147,104	24,892
Ford Motor Co.2	1,089,728	13,306
Adelphia Recovery Trust, Series ACC-12	19,531,478	127
		3,782,300

UTILITIES — 4.99%
Duke Energy Corp.	41,146,172	765,319
National Grid PLC	65,110,000	638,043
Power Assets Holdings Ltd.	55,138,000	456,314
GDF SUEZ	13,170,121	432,038
Snam Rete Gas SpA	53,108,326	306,924
DTE Energy Co.	5,000,000	249,200
PG&E Corp.	5,000,000	207,150
Exelon Corp.	4,000,000	176,280
FirstEnergy Corp.	3,205,000	143,103
DUET Group	38,369,915	65,338
		3,439,709

MATERIALS — 3.41%
E.I. du Pont de Nemours and Co.	17,115,000	880,053
Nucor Corp.	12,480,000	485,347
MeadWestvaco Corp.	7,820,000	243,515
Dow Chemical Co.	6,700,000	233,629
Fletcher Building Ltd.	28,000,000	200,073
Israel Chemicals Ltd.	9,525,000	161,452
Impala Platinum Holdings Ltd.	2,937,112	75,329
Freeport-McMoRan Copper & Gold Inc.	600,000	31,776
Georgia Gulf Corp.2	1,235,924	24,768
K+S AG	143,108	11,468
		2,347,410

INFORMATION TECHNOLOGY — 3.30%
Microchip Technology Inc.1	14,128,000	476,820
Automatic Data Processing, Inc.	8,485,000	436,893
Maxim Integrated Products, Inc.	14,406,000	330,762
KLA-Tencor Corp.	8,190,000	326,126
Paychex, Inc.	10,155,182	286,681
HTC Corp.	4,090,275	121,706
Intel Corp.	5,450,000	121,698
Nintendo Co., Ltd.	630,000	100,574
Microsoft Corp.	2,550,000	69,870
		2,271,130

MISCELLANEOUS — 4.31%
Other common stocks in initial period of acquisition		2,968,631

Total common stocks (cost: $39,537,047,000)		43,489,835

Preferred stocks — 0.49%

FINANCIALS — 0.32%
Vornado Realty Trust, Series I, 6.625%	3,380,000	83,486
Ally Financial Inc., Series G, 7.00%5	54,454	49,475
HSBC Holdings PLC, Series 2, 8.00%	2,105,000	57,493
Public Storage, Inc., Series F, 6.45%	1,000,000	25,080
Fannie Mae, Series S, 8.25% noncumulative2	1,511,450	3,569
		219,103

MISCELLANEOUS — 0.17%
Other preferred stocks in initial period of acquisition		119,445

Total preferred stocks (cost: $349,041,000)		338,548

Warrants — 0.00%

MISCELLANEOUS — 0.00%
Other warrants in initial period of acquisition		1,559

Total warrants (cost: $32,681,000)		1,559

	Shares or	Value
Convertible securities — 1.18%	principal amount	(000)

CONSUMER DISCRETIONARY — 0.33%
General Motors Co., Series B, 4.75% convertible preferred 2013	4,500,000	$207,945
MGM Resorts International 4.25% convertible notes 2015	$17,037,000	19,401
		227,346

ENERGY — 0.24%
Apache Corp., Series D, 6.00% convertible preferred 2013	2,530,000	164,804

INDUSTRIALS — 0.18%
United Continental Holdings, Inc. 6.00% convertible notes 2029	$15,000,000	33,862
United Continental Holdings, Inc. 4.50% convertible notes 2021	$72,600,000	65,340
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$2,500,000	3,066
AMR Corp. 6.25% convertible notes 2014	$26,400,000	22,935
		125,203

UTILITIES — 0.12%
PPL Corp. 9.50% convertible preferred 2013, units	1,463,500	82,088

MATERIALS — 0.10%
Alcoa Inc. 5.25% convertible notes 2014	$21,500,000	51,089
Sino-Forest Corp. 4.25% convertible notes 20165	$30,000,000	17,915
		69,004

INFORMATION TECHNOLOGY — 0.09%
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$58,420,000	59,735

TELECOMMUNICATION SERVICES — 0.05%
Clearwire Corp. 8.25% convertible notes 20405	$28,000,000	18,935
Leap Wireless International, Inc. 4.50% convertible notes 2014	$17,800,000	16,999
		35,934

CONSUMER STAPLES — 0.04%
Bunge Ltd. 4.875% convertible preferred	272,700	27,815

FINANCIALS — 0.03%
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20275	$19,920,000	20,194

Total convertible securities (cost: $770,549,000)		812,123

	Principal amount
Bonds & notes — 30.49%	(000)

FINANCIALS — 6.20%
CIT Group Inc., Series A, 7.00% 20146	$38,657	38,995
CIT Group Inc., Term Loan 3, 6.25% 20156,7,8	47,317	47,512
CIT Group Inc., Series A, 7.00% 2015	120,843	121,448
CIT Group Inc., Series A, 7.00% 2016	90,340	90,679
Liberty Mutual Group Inc. 6.50% 20355	25,365	25,085
Liberty Mutual Group Inc., Series B, 7.00% 20675,7	12,690	12,364
Liberty Mutual Group Inc., Series A, 7.80% 20875,7	74,415	75,903
Liberty Mutual Group Inc., Series C, 10.75% 20885,7	91,185	121,504
Wells Fargo & Co. 3.676% 2016	19,630	20,642
Wells Fargo & Co. 4.60% 2021	82,000	85,519
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)7	92,695	99,763
Realogy Corp., Letter of Credit, 3.202% 20166,7,8	8,500	7,705
Realogy Corp., Term Loan B, 4.518% 20166,7,8	72,214	65,457
Realogy Corp., Second Lien Term Loan A, 13.50% 20176,8	51,550	54,815
Realogy Corp. 7.875% 20195	62,515	61,890
JPMorgan Chase & Co. 2.60% 2016	21,070	20,971
JPMorgan Chase & Co. 3.15% 2016	9,430	9,540
JPMorgan Chase & Co. 3.45% 2016	4,813	4,930
JPMorgan Chase & Co. 4.625% 2021	3,755	3,837
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)7	134,477	144,636
Westfield Group 5.40% 20125	4,350	4,564
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20145	18,485	20,234
Westfield Group 7.50% 20145	5,555	6,404
Westfield Group 5.75% 20155	10,250	11,529
Westfield Group 5.70% 20165	44,075	49,471
Westfield Group 7.125% 20185	41,685	49,331
WEA Finance LLC 4.625% 20215	20,000	20,229
Simon Property Group, LP 6.75% 2014	5,310	6,024
Simon Property Group, LP 5.25% 2016	74,340	83,126
Simon Property Group, LP 6.10% 2016	4,250	4,936
Simon Property Group, LP 5.875% 2017	22,265	25,674
Simon Property Group, LP 6.125% 2018	25,115	28,744
Simon Property Group, LP 10.35% 2019	5,000	7,057
Bank of America Corp., Series L, 3.625% 2016	12,025	12,087
Bank of America Corp. 3.75% 2016	15,975	16,059
Bank of America Corp. 5.30% 2017	45,500	47,052
Bank of America Corp. 5.75% 2017	8,100	8,673
Bank of America Corp. 5.625% 2020	10,190	10,607
Bank of America Corp. 5.00% 2021	5,590	5,544
Bank of America Corp. 5.875% 2021	10,665	11,189
NB Capital Trust II 7.83% 2026	5,575	5,686
NB Capital Trust IV 8.25% 2027	4,000	4,125
Bank of America Corp., Series M, junior subordinated 8.125% noncumulative (undated)7	30,924	31,888
Prologis, Inc. 7.625% 2014	11,000	12,586
Prologis, Inc. 6.25% 2017	8,900	10,015
Prologis, Inc. 6.625% 2018	54,675	62,060
Prologis, Inc. 7.375% 2019	22,100	25,970
Prologis, Inc. 6.875% 2020	32,975	37,436
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)5,7	116,330	137,996
Zions Bancorporation 5.65% 2014	18,810	19,586
Zions Bancorporation 7.75% 2014	8,825	9,730
Zions Bancorporation 5.50% 2015	40,017	41,648
Zions Bancorporation 6.00% 2015	60,872	63,124
HBOS PLC 6.75% 20185	62,399	62,633
LBG Capital No.1 PLC, Series 2, 7.875% 20205	65,054	61,639
HBOS PLC 6.00% 20335	1,055	786
HBOS Capital Funding LP 6.071%5,7	5,000	4,150
Citigroup Inc. 1.111% 20137	35,000	35,017
Citigroup Inc. 3.953% 2016	34,600	35,997
Citigroup Capital XXI 8.30% 20777	54,695	56,336
Société Générale 1.296% 20145,7	20,000	19,599
Société Générale 3.10% 20155	10,000	9,979
Société Générale 3.50% 20165	10,000	9,954
Société Générale 5.75% 20165	12,550	12,697
Société Générale 5.20% 20215	16,250	15,972
Société Générale, junior subordinated 5.922% (undated)5,7	45,073	39,303
Goldman Sachs Group, Inc. 3.625% 2016	38,200	38,711
Goldman Sachs Group, Inc. 5.25% 2021	50,750	51,905
Goldman Sachs Group, Inc. 6.25% 2041	6,000	6,055
Springleaf Finance Corp., Series I, 5.85% 2013	9,250	9,222
Springleaf Finance Corp., Series I, 5.40% 2015	48,100	44,733
Springleaf Finance Corp., Term Loan B, 5.50% 20176,7,8	18,545	18,138
Springleaf Finance Corp., Series J, 6.90% 2017	15,000	14,119
Regions Financial Corp. 6.375% 2012	8,913	9,135
Regions Financial Corp. 7.75% 2014	28,340	30,236
Regions Financial Corp. 5.20% 2015	3,115	3,028
Regions Financial Corp. 5.75% 2015	14,761	14,681
Regions Bank 7.50% 2018	17,900	18,749
Royal Bank of Scotland PLC 3.40% 2013	10,000	10,214
Royal Bank of Scotland Group PLC 5.00% 2013	2,706	2,744
Royal Bank of Scotland PLC 3.95% 2015	10,000	10,040
Royal Bank of Scotland PLC 4.875% 2015	9,000	9,348
Royal Bank of Scotland Group PLC 5.05% 2015	4,977	4,911
Royal Bank of Scotland Group PLC 4.375% 2016	1,250	1,265
Royal Bank of Scotland Group PLC 4.70% 2018	9,023	7,941
RBS Capital Trust II 6.425% noncumulative trust7,9	12,350	8,707
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)5,7	10,280	9,175
Royal Bank of Scotland Group PLC, Series U, junior subordinated 7.64% (undated)7	8,800	6,578
Mizuho Capital Investment (USD) 2 Ltd, junior subordinated 14.95% (undated)5,7	55,766	70,825
Kimco Realty Corp. 6.00% 2012	3,250	3,434
Kimco Realty Corp., Series C, 4.82% 2014	3,000	3,218
Kimco Realty Corp., Series C, 4.904% 2015	4,500	4,891
Kimco Realty Corp., Series C, 5.783% 2016	15,000	16,847
Kimco Realty Corp. 5.70% 2017	23,485	26,433
Kimco Realty Corp. 4.30% 2018	3,000	3,138
Kimco Realty Corp. 6.875% 2019	10,000	11,841
PNC Preferred Funding Trust I, junior subordinated 6.517% (undated)5,7	23,800	20,146
PNC Preferred Funding Trust III, junior subordinated 8.70% (undated)5,7	40,700	42,749
National City Preferred Capital Trust I 12.00% (undated)7	5,640	6,190
International Lease Finance Corp. 5.00% 2012	4,245	4,319
International Lease Finance Corp. 8.625% 2015	38,500	42,591
International Lease Finance Corp. 5.75% 2016	20,000	19,979
Developers Diversified Realty Corp. 5.375% 2012	4,500	4,631
Developers Diversified Realty Corp. 5.50% 2015	15,776	17,020
Developers Diversified Realty Corp. 9.625% 2016	3,170	3,883
Developers Diversified Realty Corp. 7.50% 2017	21,850	25,254
Developers Diversified Realty Corp. 4.75% 2018	6,750	6,855
Developers Diversified Realty Corp. 7.875% 2020	5,575	6,608
Standard Chartered PLC 3.85% 20155	3,400	3,567
Standard Chartered PLC 3.20% 20165	10,000	10,096
Standard Chartered Bank 6.40% 20175	35,000	39,162
Standard Chartered PLC, junior subordinated 6.409% (undated)5,7	10,000	9,549
MetLife Global Funding I 5.125% 20135	12,750	13,558
MetLife Global Funding I 2.50% 20155	11,000	11,168
MetLife Capital Trust IV, junior subordinated 7.875% 20675,7	27,930	30,770
MetLife Capital Trust X, junior subordinated 9.25% 20685,7	1,500	1,868
MetLife Inc., junior subordinated 10.75% 20697	2,500	3,559
Hospitality Properties Trust 6.75% 20131	12,650	13,212
Hospitality Properties Trust 5.125% 20151	2,160	2,301
Hospitality Properties Trust 6.30% 20161	13,577	15,082
Hospitality Properties Trust 5.625% 20171	10,169	10,673
Hospitality Properties Trust 6.70% 20181	16,175	17,695
Morgan Stanley, Series F, 2.875% 2014	10,000	10,203
Morgan Stanley 3.80% 2016	14,500	14,616
Morgan Stanley, Series F, 5.625% 2019	16,000	16,717
Morgan Stanley, Series F, 5.75% 2021	12,000	12,656
Synovus Financial Corp. 4.875% 2013	11,880	11,375
Synovus Financial Corp. 5.125% 2017	44,698	39,669
Rouse Co. 7.20% 2012	28,039	29,301
Rouse Co. 5.375% 2013	2,770	2,798
Rouse Co. 6.75% 20135	13,400	14,003
Barclays Bank PLC 2.50% 2013	4,625	4,704
Barclays Bank PLC 5.125% 2020	5,500	5,658
Barclays Bank PLC 5.14% 2020	4,750	4,545
Barclays Bank PLC, junior subordinated 7.434% (undated)5,7	28,574	28,788
UnumProvident Finance Co. PLC 6.85% 20155	28,500	32,334
Unum Group 7.125% 2016	6,740	7,862
Intesa Sanpaolo SpA 2.658% 20145,7	30,000	29,510
Intesa Sanpaolo SpA 6.50% 20215	9,250	9,590
HSBC Bank PLC 2.00% 20145	12,500	12,693
HSBC Bank PLC 3.50% 20155	12,000	12,478
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up5,7	10,000	13,100
Catlin Insurance Ltd., junior subordinated 7.249% (undated)5,7	39,900	38,005
Ally Financial Inc. 6.875% 2011	16,255	16,373
Ally Financial Inc. 6.875% 2012	1,200	1,242
Ally Financial Inc. 7.00% 2012	15,839	16,235
Nationwide Mutual Insurance Co. 5.81% 20245,7	8,150	8,048
Nationwide Mutual Insurance Co. 9.375% 20395	20,000	25,613
HSBK (Europe) BV 7.25% 20175	30,570	31,525
ERP Operating LP 5.50% 2012	4,000	4,202
ERP Operating LP 6.625% 2012	2,000	2,071
ERP Operating LP 5.20% 2013	2,500	2,656
ERP Operating LP 5.25% 2014	2,000	2,203
ERP Operating LP 6.584% 2015	2,705	3,131
ERP Operating LP 5.75% 2017	4,000	4,539
ERP Operating LP 7.125% 2017	10,000	11,934
QBE Capital Funding III LP 7.25% 20415	11,500	11,741
QBE Capital Funding II LP 6.797% (undated)5,7	18,715	17,787
Host Hotels & Resorts, LP, Series S, 6.875% 2014	8,750	9,023
Host Marriott, LP, Series O, 6.375% 2015	950	974
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	7,800	8,083
Host Hotels & Resorts LP 9.00% 2017	900	1,014
Host Hotels & Resorts LP 5.875% 20195	10,175	10,340
Genworth Financial, Inc. 7.625% 2021	11,200	10,724
Genworth Financial, Inc., junior subordinated 6.15% 20667	27,500	18,150
Lazard Group LLC 7.125% 2015	25,187	28,430
BNP Paribas 1.146% 20147	10,000	9,879
BNP Paribas 3.60% 2016	10,000	10,171
BNP Paribas 5.00% 2021	7,000	7,203
UBS AG 1.253% 20147	1,000	1,002
UBS AG 2.25% 2014	10,000	10,132
UBS AG 5.875% 2017	13,500	15,087
UBS AG 4.875% 2020	1,000	1,028
NASDAQ OMX Group, Inc. 5.25% 2018	25,250	26,415
AXA SA, Series B, junior subordinated 6.379% (undated)5,7	11,530	9,801
AXA SA, junior subordinated 6.463% (undated)5,7	18,717	15,722
Capital One Financial Corp. 3.15% 2016	10,000	10,049
Capital One Capital V 10.25% 2039	10,805	11,499
New York Life Global Funding 4.65% 20135	19,500	20,839
HCP, Inc. 3.75% 2016	20,000	20,735
Monumental Global Funding 5.50% 20135	10,000	10,703
Monumental Global Funding III 0.449% 20145,7	8,000	7,751
Monumental Global Funding III 5.25% 20145	1,500	1,611
BBVA Bancomer SA 4.50% 20165	9,175	9,416
BBVA Bancomer SA 6.50% 20215	7,375	7,670
ZFS Finance (USA) Trust II, junior subordinated 6.45% 20655,7	12,500	12,812
ZFS Finance (USA) Trust V, junior subordinated 6.50% 20675,7	3,011	3,011
PRICOA Global Funding I 5.30% 20135	2,500	2,712
Prudential Holdings, LLC, Series C, 8.695% 20235,6	10,250	12,989
American Express Co. 6.15% 2017	12,610	14,562
ACE INA Holdings Inc. 5.875% 2014	2,500	2,812
ACE INA Holdings Inc. 2.60% 2015	9,945	10,106
Nordea Bank 2.125% 20145	10,000	10,122
Nordea Bank, Series 2, 3.70% 20145	2,000	2,106
CNA Financial Corp. 5.85% 2014	5,625	6,152
CNA Financial Corp. 7.35% 2019	3,000	3,511
CNA Financial Corp. 5.875% 2020	2,000	2,149
Principal Life Insurance Co. 5.30% 2013	10,000	10,744
Lincoln National Corp. 5.65% 2012	10,000	10,458
Berkshire Hathaway Inc. 2.125% 2013	5,000	5,121
Berkshire Hathaway Inc. 3.20% 2015	5,000	5,297
Bank of New York Mellon Corp., Series G, 2.50% 2016	10,000	10,310
Westpac Banking Corp. 3.00% 2015	10,000	10,220
Credit Suisse Group AG 2.20% 2014	10,000	10,211
ANZ National (International) Ltd. 3.125% 20155	10,000	10,192
Bank of Tokyo-Mitsubishi, Ltd. 2.45% 20155	10,000	10,132
Toyota Motor Credit Corp. 1.375% 2013	10,000	10,109
Santander Issuances, SA Unipersonal 6.50% 20195,7	9,400	9,440
Ford Motor Credit Co. 7.25% 2011	7,500	7,592
Ford Motor Credit Co. 8.00% 2016	1,500	1,722
Boston Properties, Inc. 5.875% 2019	8,000	9,029
VEB Finance Ltd. 6.902% 20205	3,380	3,676
VEB Finance Ltd. 6.80% 20255	3,000	3,143
Brandywine Operating Partnership, LP 5.40% 2014	6,000	6,465
UDR, Inc. 5.00% 2012	2,500	2,536
UDR, Inc., Series A, 5.25% 2015	3,000	3,245
Development Bank of Kazakhstan 5.50% 2015	3,000	3,135
Development Bank of Kazakhstan 5.50% 20155	2,055	2,147
First Tennessee Bank 5.05% 2015	3,400	3,588
ACE Cash Express, Inc. 11.00% 20195	2,675	2,708
Allstate Corp., Series B, junior subordinated 6.125% 20677	2,445	2,399
Nationwide Financial Services, Inc., junior subordinated 6.75% 20677	2,480	2,326
TIAA Global Markets 4.95% 20135	2,000	2,152
Community Choice Financial 10.75% 20195	1,475	1,523
Ambac Financial Group, Inc. 6.15% 20877,9	8,405	95
		4,266,503

MORTGAGE-BACKED OBLIGATIONS6 — 4.55%
Fannie Mae 4.89% 2012	10,000	10,031
Fannie Mae 5.00% 2018	5,139	5,514
Fannie Mae 5.50% 2018	151	164
Fannie Mae 5.50% 2020	15,643	16,983
Fannie Mae 6.00% 2021	570	622
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	6,140	6,347
Fannie Mae 4.50% 2024	8,127	8,659
Fannie Mae 5.50% 2024	862	934
Fannie Mae 3.00% 2025	3,109	3,140
Fannie Mae 3.50% 2025	27,027	27,830
Fannie Mae 3.50% 2025	19,511	20,091
Fannie Mae 3.50% 2025	14,355	14,781
Fannie Mae 3.50% 2025	14,076	14,495
Fannie Mae 3.50% 2025	11,774	12,124
Fannie Mae 3.50% 2025	10,295	10,601
Fannie Mae 3.50% 2025	10,076	10,375
Fannie Mae 3.50% 2025	9,230	9,505
Fannie Mae 3.50% 2025	6,759	6,960
Fannie Mae 3.50% 2025	1,918	1,975
Fannie Mae 3.50% 2025	1,073	1,105
Fannie Mae 3.50% 2025	665	685
Fannie Mae 3.50% 2025	495	510
Fannie Mae 3.50% 2025	481	495
Fannie Mae 4.00% 2025	28,113	29,520
Fannie Mae 4.50% 2025	9,205	9,802
Fannie Mae 4.50% 2025	4,638	4,949
Fannie Mae 4.50% 2025	4,526	4,820
Fannie Mae 4.50% 2025	4,341	4,622
Fannie Mae, Series 2001-4, Class GA, 9.844% 20257	359	419
Fannie Mae, Series 2001-4, Class NA, 11.597% 20257	21	23
Fannie Mae 3.00% 2026	31,906	32,228
Fannie Mae 3.00% 2026	376	380
Fannie Mae 3.50% 2026	11,547	11,886
Fannie Mae 4.50% 2026	11,650	12,387
Fannie Mae 6.00% 2026	9,611	10,622
Fannie Mae 7.00% 2026	1,364	1,584
Fannie Mae 6.00% 2028	12,724	14,024
Fannie Mae 7.00% 2028	3,534	4,115
Fannie Mae 7.00% 2028	581	676
Fannie Mae, Series 2001-20, Class E, 9.616% 20317	326	377
Fannie Mae 5.50% 2033	2,082	2,271
Fannie Mae 5.00% 2035	55,897	59,906
Fannie Mae 5.50% 2035	2,032	2,215
Fannie Mae 5.50% 2036	17,073	18,610
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	5,172	5,786
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	15,777	17,486
Fannie Mae 5.606% 20377	6,775	7,206
Fannie Mae 6.00% 2037	121,369	133,567
Fannie Mae 6.00% 2037	30,537	33,606
Fannie Mae 6.00% 2037	17,015	18,805
Fannie Mae 6.00% 2037	12,387	13,640
Fannie Mae 6.00% 2037	11,938	13,130
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	11,580	12,994
Fannie Mae 6.00% 2037	803	885
Fannie Mae 6.00% 2037	798	870
Fannie Mae 6.50% 2037	6,480	7,194
Fannie Mae 6.50% 2037	5,130	5,696
Fannie Mae 6.50% 2037	4,391	4,907
Fannie Mae 6.50% 2037	4,114	4,581
Fannie Mae 7.00% 2037	2,647	2,948
Fannie Mae 7.00% 2037	2,032	2,264
Fannie Mae 7.50% 2037	1,813	2,030
Fannie Mae 7.50% 2037	1,087	1,217
Fannie Mae 7.50% 2037	220	246
Fannie Mae 7.50% 2037	175	201
Fannie Mae 7.50% 2037	165	185
Fannie Mae 8.00% 2037	106	120
Fannie Mae 5.50% 2038	5,139	5,581
Fannie Mae 6.00% 2038	19,015	20,938
Fannie Mae 6.00% 2038	15,145	16,658
Fannie Mae 6.00% 2038	11,691	12,895
Fannie Mae 6.00% 2038	10,732	11,838
Fannie Mae 6.00% 2038	8,187	9,030
Fannie Mae 6.00% 2038	6,088	6,715
Fannie Mae 4.50% 2039	69,782	73,161
Fannie Mae 6.00% 2039	5,316	5,850
Fannie Mae 3.50% 2040	28,037	27,455
Fannie Mae 3.50% 2040	19,787	19,376
Fannie Mae 3.50% 2040	14,326	14,029
Fannie Mae 3.50% 2040	10,847	10,622
Fannie Mae 3.50% 2040	8,873	8,689
Fannie Mae 3.50% 2040	6,785	6,644
Fannie Mae 4.00% 2040	30,000	30,521
Fannie Mae 4.00% 2040	24,149	24,569
Fannie Mae 4.00% 2040	23,965	24,381
Fannie Mae 4.00% 2040	21,089	21,455
Fannie Mae 4.00% 2040	18,996	19,326
Fannie Mae 4.00% 2040	17,243	17,543
Fannie Mae 4.00% 2040	5,990	6,094
Fannie Mae 4.50% 2040	29,680	31,048
Fannie Mae 4.50% 2040	7,402	7,743
Fannie Mae 4.50% 2040	5,802	6,067
Fannie Mae 4.50% 2040	3,030	3,169
Fannie Mae 4.50% 2040	644	674
Fannie Mae 4.50% 2040	592	620
Fannie Mae 4.50% 2040	489	512
Fannie Mae 4.50% 2040	179	187
Fannie Mae 4.50% 2040	169	177
Fannie Mae 4.50% 2040	50	52
Fannie Mae 4.50% 2040	30	31
Fannie Mae 5.00% 2040	21,774	23,278
Fannie Mae 5.00% 2040	688	735
Fannie Mae 6.00% 2040	13,541	14,885
Fannie Mae 3.50% 2041	16,882	16,531
Fannie Mae 3.50% 2041	16,228	15,891
Fannie Mae 3.50% 2041	14,150	13,857
Fannie Mae 3.50% 2041	7,895	7,731
Fannie Mae 3.50% 2041	5,500	5,380
Fannie Mae 4.00% 2041	47,799	48,629
Fannie Mae 4.00% 2041	20,400	20,748
Fannie Mae 4.50% 2041	131,356	137,346
Fannie Mae 4.50% 2041	80,552	84,225
Fannie Mae 4.50% 2041	51,997	54,368
Fannie Mae 4.50% 2041	26,000	27,146
Fannie Mae 4.50% 2041	13,683	14,307
Fannie Mae 4.50% 2041	10,299	10,768
Fannie Mae 4.50% 2041	8,986	9,396
Fannie Mae 4.50% 2041	7,577	7,923
Fannie Mae 4.50% 2041	6,608	6,921
Fannie Mae 4.50% 2041	6,218	6,512
Fannie Mae 4.50% 2041	4,375	4,575
Fannie Mae 4.50% 2041	2,486	2,599
Fannie Mae 4.50% 2041	1,989	2,083
Fannie Mae 4.50% 2041	935	979
Fannie Mae 4.50% 2041	685	717
Fannie Mae 4.50% 2041	496	520
Fannie Mae 4.50% 2041	126	132
Fannie Mae 4.50% 2041	97	102
Fannie Mae 5.00% 2041	30,000	32,020
Fannie Mae 5.00% 2041	11,699	12,569
Fannie Mae 5.00% 2041	3,995	4,276
Fannie Mae 5.00% 2041	1,619	1,739
Fannie Mae 5.00% 2041	1,171	1,251
Fannie Mae 5.00% 2041	1,109	1,191
Fannie Mae 5.00% 2041	809	866
Fannie Mae 5.00% 2041	720	771
Fannie Mae 5.00% 2041	682	730
Fannie Mae 5.00% 2041	675	725
Fannie Mae 5.50% 2041	105,000	113,794
Fannie Mae 6.00% 2041	22,881	25,165
Fannie Mae 6.50% 2041	6,019	6,684
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	839	939
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	713	796
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	485	576
Fannie Mae, Series 2002-W1, Class 2A, 7.158% 20427	1,102	1,293
Fannie Mae 6.50% 2047	2,108	2,310
Fannie Mae 6.50% 2047	2,101	2,303
Fannie Mae 6.50% 2047	1,992	2,184
Fannie Mae 6.50% 2047	1,294	1,418
Fannie Mae 6.50% 2047	1,021	1,119
Fannie Mae 6.50% 2047	898	984
Fannie Mae 6.50% 2047	656	719
Fannie Mae 7.00% 2047	1,634	1,819
Fannie Mae 7.00% 2047	1,305	1,453
Fannie Mae 7.00% 2047	1,118	1,245
Fannie Mae 7.00% 2047	1,001	1,115
Fannie Mae 7.00% 2047	163	181
Freddie Mac 5.00% 2018	3,061	3,289
Freddie Mac, Series 2890, Class KT, 4.50% 2019	25,425	28,173
Freddie Mac, Series 2289, Class NB, 11.079% 20227	62	70
Freddie Mac 5.00% 2023	10,863	11,640
Freddie Mac 5.00% 2023	10,192	10,921
Freddie Mac 5.00% 2023	8,562	9,174
Freddie Mac 5.00% 2023	3,478	3,746
Freddie Mac 6.00% 2026	1,878	2,070
Freddie Mac 6.00% 2027	3,065	3,378
Freddie Mac 2.477% 20357	3,017	3,153
Freddie Mac, Series 3061, Class PN, 5.50% 2035	3,602	4,021
Freddie Mac, Series 3257, Class PA, 5.50% 2036	16,563	18,381
Freddie Mac, Series 3286, Class JN, 5.50% 2037	20,558	22,598
Freddie Mac, Series 3312, Class PA, 5.50% 2037	16,630	18,301
Freddie Mac, Series 3318, Class JT, 5.50% 2037	11,630	12,777
Freddie Mac, Series 3271, Class OA, 6.00% 2037	14,298	16,152
Freddie Mac 6.50% 2038	11,481	12,889
Freddie Mac 6.50% 2038	4,247	4,726
Freddie Mac 5.00% 2039	9,548	10,224
Freddie Mac 5.00% 2039	7,592	8,146
Freddie Mac 5.00% 2039	4,288	4,580
Freddie Mac 4.00% 2041	21,725	22,105
Freddie Mac 4.00% 2041	10,823	11,012
Freddie Mac 4.00% 2041	4,972	5,059
Freddie Mac 4.00% 2041	2,962	3,015
Freddie Mac 4.00% 2041	383	390
Freddie Mac 5.00% 2041	3,976	4,254
Freddie Mac 5.00% 2041	3,232	3,458
Freddie Mac 5.00% 2041	2,572	2,752
Freddie Mac 5.00% 2041	1,326	1,417
Freddie Mac 5.00% 2041	997	1,067
Freddie Mac 5.00% 2041	767	821
Freddie Mac 5.00% 2041	666	712
Government National Mortgage Assn. 10.00% 2021	642	762
Government National Mortgage Assn. 10.00% 2025	605	708
Government National Mortgage Assn. 4.00% 2040	102,082	105,758
Government National Mortgage Assn. 4.00% 2040	5,181	5,368
Government National Mortgage Assn. 4.50% 2040	4,822	5,145
Government National Mortgage Assn. 4.50% 2040	1,071	1,143
Government National Mortgage Assn. 5.00% 2040	5,213	5,702
Government National Mortgage Assn. 5.00% 2040	1,857	2,033
Government National Mortgage Assn. 3.50% 2041	2,454	2,440
Government National Mortgage Assn. 4.00% 2041	1,939	2,009
Government National Mortgage Assn. 4.00% 2041	1,443	1,495
Government National Mortgage Assn. 4.50% 2041	1,026	1,095
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20375	7,250	7,799
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20375	20,000	21,747
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20375	29,375	31,742
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20375	15,500	16,713
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20375	550	592
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	399	401
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	508	513
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-2, 4.223% 2042	2,304	2,310
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.88% 20457	14,700	16,286
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A-2, 3.341% 20465	7,500	7,567
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20465	24,000	24,618
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	3,804	3,857
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.741% 20497	15,450	16,683
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	177	177
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	2,181	2,201
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	7,463	7,746
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 4-A-1, 5.00% 2037	6,486	6,196
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-2A, 5.802% 20377	9,080	5,038
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-6A, 5.863% 20377	6,361	3,284
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	6,473	6,572
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 20387	191	191
CS First Boston Mortgage Securities Corp., Series 2007-C4, Class A-4, 5.799% 20397	18,880	20,178
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20407	7,587	7,871
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.688% 20367	10,000	7,272
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.47% 20377	12,837	8,665
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.578% 20377	34,704	28,076
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.603% 20377	11,474	9,403
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	23,670	23,093
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2-A-5, 5.50% 2035	11,354	8,939
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	3,037	2,942
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.395% 20477	8,173	5,023
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.431% 20477	13,140	9,179
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 5.937% 20377	13,997	11,530
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 5.646% 20477	14,952	10,409
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.681% 20477	26,313	19,163
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	9,969	10,351
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.269% 20447	22,000	24,108
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	3,781	3,853
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	6,536	6,645
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20377	10,000	10,527
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.881% 20387	7,000	7,772
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	10,000	10,754
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	263	263
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.333% 20447	13,000	14,209
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.314% 20457	17,000	17,462
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)7	27,410	29,316
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 3-A1, 5.25% 20357	3,475	3,446
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8, Class 3-AF, 0.567% 20367	4,754	3,140
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 2-A2, 5.349% 20367	5,404	3,867
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.655% 20367	10,143	8,077
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.349% 20377	7,796	5,611
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.19% 20477	4,832	3,048
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 20457	3,000	3,285
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.224% 20457	17,730	18,108
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.624% (undated)7	5,000	5,425
Bank of America 5.50% 20125	22,500	23,283
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 20437	20,250	22,248
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 4.082% 20367	24,254	11,477
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.17% 20367	11,660	9,353
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20263,5	18,763	19,552
Nationwide Building Society, Series 2007-2, 5.50% 20125	17,500	18,262
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.22% 20447	5,500	6,040
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	8,000	8,643
Lehman Mortgage Trust, Series 2006-6, Class 3-A-9, 5.50% 2036	21,333	14,453
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.202% 20427	13,985	14,306
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-4, 5.197% 20307	11,422	12,479
Citicorp Mortgage Securities, Inc. 5.50% 2035	10,889	10,942
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20355	10,000	10,581
Bank of Montreal 2.85% 20155	10,000	10,465
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 2.766% 20357	9,443	7,140
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 2.804% 20367	3,765	2,501
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3-A, 2.618% 20357	13,428	9,444
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA-1, 4.50% 2019	6,084	6,184
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	1,865	1,908
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20465	7,731	8,019
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.738% 20355,7	7,598	7,971
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,925	7,166
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 20377	12,032	6,721
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR4, Class 2-A-4, 5.617% 20367	6,200	5,771
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.585% 20367	7,853	4,790
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	4,684	4,777
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.297% 20357	2,735	2,318
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5, Class 1-A2A, 5.264% 20377	3,452	2,262
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 4-A1, 5.32% 20357	4,971	4,533
BCAP LLC Trust, Series 2006-AA2, Class A-1, 0.357% 20377	7,270	3,850
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20115	750	750
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20195	2,124	2,141
Banc of America Funding Trust, Series 2006-7, Class T-2-A-1, 5.878% 2036	3,658	2,259
Washington Mutual Mortgage, WMALT Series 2007-2, Class 3-A-1, 5.50% 2022	2,202	2,042
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.677% 20367	1,812	1,462
Harborview Mortgage Loan Trust, Series 2006-6, Class 1A, 2.867% 20367	2,184	1,417
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 20153	709	711
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.619% 20315,7	16,118	268
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	212	217
		3,133,173

CONSUMER DISCRETIONARY — 4.16%
Virgin Media Finance PLC, Series 1, 9.50% 2016	86,065	97,253
Virgin Media Secured Finance PLC 6.50% 2018	8,800	9,724
Virgin Media Finance PLC 8.375% 20195	41,674	46,779
Virgin Media Secured Finance PLC 5.25% 20215	8,225	8,887
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20125	10,425	10,894
Charter Communications Operating, LLC, Term Loan B, 7.25% 20146,7,8	189	189
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20145	24,550	27,189
Charter Communications, Inc. 13.50% 2016	24,238	28,722
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	38,100	40,386
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	28,250	30,510
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	10,000	10,450
Univision Communications Inc., Term Loan, 4.437% 20176,7,8	95,154	90,320
Univision Communications Inc. 6.875% 20195	10,000	9,975
Univision Communications Inc. 8.50% 20215	42,120	41,909
Allison Transmission Holdings, Inc., Term Loan B, 2.94% 20146,7,8	107,966	105,695
Allison Transmission Holdings, Inc. 11.00% 20155	34,070	36,497
MGM Resorts International 6.75% 2012	32,010	32,730
MGM Resorts International 6.75% 2013	19,860	20,158
MGM Resorts International 13.00% 2013	10,725	12,843
MGM Resorts International 5.875% 2014	26,475	26,078
MGM Resorts International 10.375% 2014	1,675	1,922
MGM Resorts International 7.50% 2016	4,000	3,920
MGM Resorts International 11.125% 2017	2,950	3,415
MGM Resorts International 9.00% 2020	5,150	5,755
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20166,7,8	14,118	14,157
Toys “R” Us-Delaware, Inc. 7.375% 20165	3,755	3,886
Toys “R” Us Property Co. II, LLC 8.50% 2017	14,125	15,184
Toys “R” Us Property Co. I, LLC 10.75% 2017	31,775	35,906
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 20186,7,8	26,875	26,741
Toys “R” Us, Inc. 7.375% 2018	2,750	2,654
Boyd Gaming Corp. 6.75% 2014	10,504	10,517
Boyd Gaming Corp. 7.125% 2016	5,885	5,532
Boyd Gaming Corp. 9.125% 20185	77,375	80,180
DISH DBS Corp 7.875% 2019	1,425	1,573
DISH DBS Corp 6.75% 20215	82,975	86,087
Time Warner Cable Inc. 6.20% 2013	1,600	1,754
Time Warner Cable Inc. 7.50% 2014	10,400	12,014
Time Warner Cable Inc. 3.50% 2015	2,000	2,110
Time Warner Cable Inc. 6.75% 2018	22,500	26,835
Time Warner Cable Inc. 5.00% 2020	19,000	20,459
Time Warner Cable Inc. 4.125% 2021	17,800	17,796
Limited Brands, Inc. 5.25% 2014	1,585	1,676
Limited Brands, Inc. 8.50% 2019	20,500	23,677
Limited Brands, Inc. 7.00% 2020	22,315	23,821
Limited Brands, Inc. 6.625% 2021	22,440	23,338
Comcast Corp. 5.90% 2016	10,000	11,600
Comcast Corp. 6.30% 2017	3,000	3,557
Comcast Corp. 6.45% 2037	35,800	39,900
Comcast Corp. 6.95% 2037	10,275	12,097
Comcast Corp. 6.40% 2040	3,700	4,152
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	63,875	66,909
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	2,650	2,849
CSC Holdings, Inc., Series B, 6.75% 2012	400	412
CSC Holdings, Inc. 8.50% 2014	14,975	16,772
CSC Holdings, Inc. 8.50% 2015	2,000	2,170
Cablevision Systems Corp. 8.625% 2017	10,000	11,100
CSC Holdings, Inc. 8.625% 2019	14,375	16,567
Cablevision Systems Corp. 8.00% 2020	20,000	22,000
Cinemark USA, Inc., Term Loan, 3.44% 20166,7,8	3,621	3,642
Cinemark USA, Inc. 8.625% 2019	58,375	64,067
Michaels Stores, Inc., Term Loan B1, 2.50% 20136,7,8	20,139	19,825
Michaels Stores, Inc. 0%/13.00% 201610	16,070	16,833
Michaels Stores, Inc., Term Loan B2, 4.75% 20166,7,8	3,727	3,713
Michaels Stores, Inc. 7.75% 20185	25,500	25,628
J.C. Penney Co., Inc. 9.00% 2012	12,006	12,906
J.C. Penney Co., Inc., Series A, 6.875% 2015	4,005	4,416
J.C. Penney Co., Inc. 7.65% 2016	12,500	14,078
J.C. Penney Co., Inc. 5.75% 2018	19,293	19,824
J.C. Penney Co., Inc. 5.65% 2020	6,453	6,421
Neiman Marcus Group, Inc. 10.375% 2015	20,400	21,471
Neiman Marcus Group, Inc., Term Loan B, 4.75% 20186,7,8	35,820	35,356
Time Warner Inc. 5.875% 2016	19,985	23,150
Time Warner Companies, Inc. 7.25% 2017	1,500	1,844
Time Warner Inc. 4.75% 2021	19,000	20,010
Time Warner Inc. 6.25% 2041	9,000	9,783
Macy’s Retail Holdings, Inc. 8.125% 20157	34,040	40,754
Federated Department Stores, Inc. 6.79% 2027	8,995	10,122
AMC Entertainment Inc. 8.75% 2019	42,400	45,262
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.875% 2017	4,000	4,470
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.75% 2020	35,510	39,416
News America Inc. 5.30% 2014	20,000	22,100
News America Holdings Inc. 8.00% 2016	1,000	1,204
News America Inc. 4.50% 20215	3,750	3,756
News America Inc. 6.65% 2037	3,650	3,841
News America Inc. 6.15% 20415	12,150	12,163
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25% 20176,7,8	35,624	35,680
Burlington Coat Factory Warehouse Corp. 10.00% 20195	3,700	3,728
Home Depot, Inc. 5.40% 2016	4,819	5,509
Home Depot, Inc. 5.875% 2036	5,000	5,441
Home Depot, Inc. 5.95% 2041	25,000	27,248
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	32,300	35,449
Vidéotron Ltée 6.875% 2014	4,347	4,418
Vidéotron Ltée 6.375% 2015	4,905	5,064
Quebecor Media Inc. 7.75% 2016	24,450	25,428
Cox Communications, Inc. 5.45% 2014	5,000	5,607
Cox Communications, Inc. 5.875% 20165	25,000	28,735
Technical Olympic USA, Inc. 9.00% 20103,9	10,675	7,013
Technical Olympic USA, Inc. 9.00% 20103,9	7,815	5,134
Technical Olympic USA, Inc. 9.25% 20113,5,9	33,175	21,796
Marina District Finance Co., Inc. 9.50% 2015	32,000	33,600
Revel Entertainment, Term Loan B, 9.00% 20186,7,8	34,100	32,432
Marriott International, Inc., Series J, 5.625% 2013	8,330	8,874
Marriott International, Inc., Series I, 6.375% 2017	19,500	22,808
Target Corp. 6.00% 2018	24,500	28,973
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	14,150	14,222
DaimlerChrysler North America Holding Corp. 7.30% 2012	7,875	8,110
DaimlerChrysler North America Holding Corp. 6.50% 2013	5,400	6,003
Burger King Corp. 9.875% 2018	12,500	13,719
Burger King Corp 0%/11.00% 20195,10	23,475	14,144
CityCenter Holdings, LLC 7.625% 20165	19,700	20,685
CityCenter Holdings, LLC 11.50% 20175,11	6,334	6,804
PETCO Animal Supplies, Inc. 9.25% 20185	24,875	26,989
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	10,055	10,445
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	15,000	16,050
NBC Universal, Inc. 2.10% 20145	3,000	3,064
NBC Universal, Inc. 2.875% 20165	10,000	10,215
NBC Universal, Inc. 5.15% 20205	3,500	3,814
NBC Universal, Inc. 4.375% 20215	4,750	4,865
NBC Universal, Inc. 6.40% 20405	1,350	1,495
NBC Universal, Inc. 5.95% 20415	2,650	2,794
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 3.50% 2016	24,463	25,772
Regal Cinemas Corp. 8.625% 2019	23,550	25,434
LBI Media, Inc. 8.50% 20175	32,174	25,297
Tower Automotive Holdings 10.625% 20175	22,924	24,758
Royal Caribbean Cruises Ltd. 11.875% 2015	18,175	22,541
ONO Finance II PLC 10.875% 20195	21,205	22,212
Volkswagen International Finance NV 1.625% 20135	10,000	10,109
Volkswagen International Finance NV 0.856% 20145,7	10,000	10,040
Warner Music Group 9.50% 20165	925	986
Warner Music Group 9.50% 2016	250	267
Warner Music Group 11.50% 20185	17,100	17,228
UPC Germany GmbH 8.125% 20175	15,800	17,064
Bon-Ton Department Stores, Inc. 10.25% 2014	15,550	15,589
Needle Merger Sub Corp. 8.125% 20195	15,220	15,448
Mohegan Tribal Gaming Authority 8.00% 2012	2,100	1,701
Mohegan Tribal Gaming Authority 6.125% 2013	4,175	3,517
Mohegan Tribal Gaming Authority 7.125% 2014	4,950	3,378
Mohegan Tribal Gaming Authority 6.875% 2015	8,775	5,967
Staples, Inc. 9.75% 2014	11,875	14,135
Clear Channel Communications, Inc. 5.00% 2012	13,705	13,774
Kabel BW Erste Beteiligu 7.50% 20195	12,500	12,938
Fox Acquisition LLC 13.375% 20165	11,690	12,917
Seminole Tribe of Florida 6.535% 20205,6	10,000	9,655
Seminole Tribe of Florida 7.804% 20205,6	3,095	3,084
Local T.V. Finance LLC 10.00% 20155,7,11	12,473	12,504
Tenneco Inc. 6.875% 2020	11,300	11,752
Thomson Reuters Corp. 5.95% 2013	3,625	3,957
Thomson Reuters Corp. 6.50% 2018	5,900	7,049
Chrysler Group, Term Loan B, 6.00% 20176,7,8	11,250	10,969
Dollar General Corp., Term Loan B2, 2.937% 20146,7,8	4,268	4,269
Dollar General Corp. 11.875% 20177,11	5,853	6,672
Lear Corp. 7.875% 2018	10,000	10,838
Gray Television, Inc. 10.50% 2015	10,235	10,670
Education Management LLC and Education Management Finance Corp. 8.75% 2014	10,390	10,663
Academy, Ltd., Term Loan B, 6.00% 20186,7,8	10,000	10,005
American Axle & Manufacturing Holdings, Inc. 9.25% 20175	8,999	9,978
Hanesbrands Inc., Series B, 3.77% 20147	2,005	2,010
Hanesbrands Inc. 8.00% 2016	2,600	2,870
Hanesbrands Inc. 6.375% 2020	5,000	5,000
Meritage Corp. 7.731% 20175	9,500	8,906
Marks and Spencer Group PLC 6.25% 20175	7,000	7,621
Marks and Spencer Group PLC 7.125% 20375	1,000	1,004
Allbritton Communications Co. 8.00% 2018	8,000	8,260
Seneca Gaming Corp. 8.25% 20185	7,925	8,242
Kohl’s Corp. 6.25% 2017	6,450	7,746
Libbey Glass Inc. 10.00% 2015	6,749	7,356
Jarden Corp. 8.00% 2016	5,725	6,240
Lowe’s Companies, Inc. 3.75% 2021	3,000	3,054
Lowe’s Companies, Inc. 5.80% 2040	2,700	2,987
Wendy’s/Arby’s Restaurants, LLC 10.00% 2016	5,400	6,021
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 8.625% 20175	5,250	5,611
Radio One, Inc., Term Loan B, 7.50% 20166,7,8	5,172	5,196
Cumulus Media Inc., Term Loan, 4.50% 20196,7,8	3,750	3,772
Dynacast International Ltd. 9.25% 20195	2,825	2,906
Jaguar Land Rover PLC 8.125% 20215	2,800	2,849
Walt Disney Co. 5.625% 2016	2,000	2,367
Ford Motor Co. 9.50% 2011	1,000	1,010
		2,864,757

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 3.64%
U.S. Treasury 1.125% 2011	32,585	32,699
U.S. Treasury 4.50% 2011	16,165	16,397
U.S. Treasury 4.625% 2011	167,750	170,833
U.S. Treasury 0.625% 2012	39,075	39,200
U.S. Treasury 0.625% 2012	17,150	17,227
U.S. Treasury 0.75% 2013	1,500	1,512
U.S. Treasury 1.125% 2013	90,000	91,291
U.S. Treasury 1.375% 2013	245,375	249,900
U.S. Treasury 1.50% 2013	40,000	41,044
U.S. Treasury 1.875% 201312	30,753	32,801
U.S. Treasury 2.75% 2013	109,500	115,300
U.S. Treasury 3.50% 2013	92,125	97,437
U.S. Treasury 1.875% 2014	10,555	10,952
U.S. Treasury 1.375% 2015	25,250	25,562
U.S. Treasury 1.875% 201512	44,139	49,447
U.S. Treasury 1.50% 2016	152,000	153,175
U.S. Treasury 1.50% 2016	30,500	30,688
U.S. Treasury 2.125% 2016	50,000	52,101
U.S. Treasury 3.25% 2016	18,395	20,104
U.S. Treasury 4.50% 2016	39,675	45,594
U.S. Treasury 7.50% 2016	20,000	26,212
U.S. Treasury 2.50% 2017	25,800	26,939
U.S. Treasury 2.375% 2018	5,500	5,614
U.S. Treasury 3.50% 2018	22,650	24,876
U.S. Treasury 8.75% 2020	20,050	30,097
U.S. Treasury 0.625% 202112	17,542	18,008
U.S. Treasury 6.25% 2023	135,000	176,926
U.S. Treasury 6.00% 2026	20,000	25,814
U.S. Treasury 6.75% 2026	12,572	17,394
U.S. Treasury 4.50% 2036	164,185	176,745
U.S. Treasury 4.25% 2039	9,025	9,238
U.S. Treasury 4.375% 2039	14,000	14,613
U.S. Treasury 3.875% 2040	18,500	17,687
U.S. Treasury 4.25% 2040	2,600	2,651
U.S. Treasury 4.375% 2040	16,700	17,409
U.S. Treasury 4.625% 2040	231,945	252,159
U.S. Treasury 4.75% 2041	152,800	169,290
Fannie Mae 1.00% 2013	6,850	6,915
Fannie Mae 6.25% 2029	32,000	40,143
Freddie Mac 1.125% 2012	35,125	35,426
Freddie Mac 1.75% 2015	3,500	3,561
CoBank ACB 7.875% 20185	10,000	11,669
CoBank ACB 0.847% 20225,7	8,315	7,460
Federal Home Loan Bank 0.096% 20117	14,200	14,202
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	13,375	13,519
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	12,500	12,712
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	12,500	12,642
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	12,000	12,287
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	11,750	11,933
United States Agency for International Development, Republic of Egypt 4.45% 2015	10,000	11,101
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 1.625% 2014	6,975	7,139
Tennessee Valley Authority, Series A, 3.875% 2021	850	897
		2,506,542

TELECOMMUNICATION SERVICES — 2.04%
Sprint Capital Corp. 8.375% 2012	10,775	11,233
Nextel Communications, Inc., Series E, 6.875% 2013	76,000	76,713
Nextel Communications, Inc., Series F, 5.95% 2014	46,560	46,938
Nextel Communications, Inc., Series D, 7.375% 2015	186,970	187,905
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 20155	54,780	56,218
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20155	46,210	47,423
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20175	38,045	38,093
Wind Acquisition SA 11.75% 20175	90,685	101,000
Wind Acquisition SA 7.25% 20185	34,055	34,055
Verizon Communications Inc. 5.55% 2014	37,250	41,157
Verizon Communications Inc. 4.90% 2015	3,560	4,009
Verizon Communications Inc. 3.00% 2016	17,000	17,743
Verizon Communications Inc. 5.50% 2017	3,000	3,470
Verizon Communications Inc. 8.75% 2018	17,000	22,824
Verizon Communications Inc. 6.00% 2041	36,200	39,895
Vodafone Group PLC, Term Loan, 6.875% 20153,6,8,11	64,579	66,839
Vodafone Group PLC, Term Loan B, 6.25% 20163,6,8,11	27,525	27,800
LightSquared, Term Loan B, 12.00% 20146,8,11	92,574	84,975
Crown Castle International Corp. 9.00% 2015	33,850	37,235
Crown Castle International Corp. 7.75% 20175	9,950	10,933
Crown Castle International Corp. 7.125% 2019	19,000	20,354
Frontier Communications Corp. 7.875% 2015	18,475	20,184
Frontier Communications Corp. 8.25% 2017	23,675	26,102
Frontier Communications Corp. 8.50% 2020	6,950	7,662
Frontier Communications Corp. 8.75% 2022	4,400	4,851
AT&T Wireless Services, Inc. 8.125% 2012	11,935	12,589
AT&T Inc. 4.95% 2013	28,750	30,441
SBC Communications Inc. 5.10% 2014	3,500	3,879
SBC Communications Inc. 5.625% 2016	10,000	11,541
Cricket Communications, Inc. 10.00% 2015	5,895	6,396
Cricket Communications, Inc. 7.75% 2016	48,490	51,945
American Tower Corp. 4.625% 2015	10,000	10,752
American Tower Corp. 7.00% 2017	12,431	14,675
American Tower Corp. 7.25% 2019	24,050	28,650
Level 3 Financing, Inc. 9.25% 2014	2,582	2,668
Level 3 Escrow Inc. 8.125% 20195	36,975	37,345
Telecom Italia Capital SA, Series B, 5.25% 2013	4,000	4,070
Telecom Italia Capital SA 5.25% 2015	14,000	14,018
Telecom Italia Capital SA 6.999% 2018	16,500	17,413
Telecom Italia Capital SA 7.175% 2019	2,000	2,120
Telecom Italia Capital SA 6.00% 2034	1,815	1,573
Trilogy International Partners, LLC, 10.25% 20165	22,150	22,482
tw telecom holdings inc. 8.00% 2018	20,000	21,550
Telefónica Emisiones, SAU 3.729% 2015	3,050	3,067
Telefónica Emisiones, SAU 3.992% 2016	10,000	10,053
Telefónica Emisiones, SAU 5.134% 2020	7,950	7,870
SBA Telecommunications, Inc. 8.00% 2016	16,675	17,905
Deutsche Telekom International Finance BV 4.875% 2014	10,000	10,944
Sorenson Communications 10.50% 20155	15,525	10,712
Syniverse Holdings, Inc. 9.125% 20195	7,800	8,200
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,393
Intelsat Jackson Holding Co. 8.50% 2019	3,500	3,754
		1,406,616

INDUSTRIALS — 1.95%
Continental Airlines, Inc. 8.75% 2011	19,725	20,046
United Air Lines, Inc., Term Loan B, 2.188% 20146,7,8	21,738	20,842
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20166	4,970	5,054
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20176	2,194	2,210
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20186	642	629
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20186	283	285
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20196	13,956	14,828
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20196	2,752	2,927
United Air Lines, Inc., Series 1996-A2, 7.87% 20193,6,9	2,421	—
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20196	407	411
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20206	14,312	15,135
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20206	506	498
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20206	9,317	9,293
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 20216	657	705
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20215,6	4,758	4,568
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 20216	2,129	2,132
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20226	3,612	3,820
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20226	11,073	11,018
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20226	2,870	3,101
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20226	5,327	5,800
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20226	4,440	4,551
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20246	10,494	10,567
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.146% 20146,7,8	6,939	5,714
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.187% 20146,7,8	113,114	93,150
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20146,7,8	22,418	22,346
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	3,570	2,695
Hawker Beechcraft Acquisition Co., LLC 8.875% 20157,11	14,057	10,613
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	1,305	848
Northwest Airlines, Inc., Term Loan B, 3.75% 20136,7,8	3,631	3,531
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20146	43,595	44,739
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 20155,6	12,500	12,000
Northwest Airlines, Inc., Term Loan A, 2.00% 20186,7,8	49,636	45,541
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20246	22,480	22,761
US Investigations Services, Inc., Term Loan B, 2.997% 20156,7,8	14,627	14,335
US Investigations Services, Inc., Term Loan B, 7.75% 20156,7,8	20,663	20,749
US Investigations Services, Inc. 10.50% 20155	49,850	51,595
US Investigations Services, Inc. 11.75% 20165	19,814	20,706
Ply Gem Industries, Inc. 13.125% 2014	6,262	6,466
Ply Gem Industries, Inc. 8.25% 20185	71,500	68,640
CEVA Group PLC, Bridge Loan, 9.75% 20153,6,7,8	32,191	28,167
CEVA Group PLC 11.625% 20165	2,450	2,683
CEVA Group PLC 8.375% 20175	9,050	9,197
CEVA Group PLC 11.50% 20185	24,505	25,914
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	63,695	64,650
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	25,868	30,201
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	17,046	19,901
Nielsen Finance LLC, Term Loan 1L, 8.50% 20173,6,8	12,000	13,080
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 20185	1,000	1,065
General Electric Capital Corp. 0.876% 20147	35,000	34,818
General Electric Capital Corp., Series A, 2.25% 2015	12,000	12,067
General Electric Co. 5.25% 2017	11,250	12,692
Ashtead Capital, Inc. 9.00% 20165	46,185	48,263
ARAMARK Corp. 3.773% 20157	12,786	12,626
ARAMARK Corp. 8.50% 2015	28,450	29,730
ARAMARK Corp. 8.625% 20165,11	2,000	2,070
AMR Corp. 9.00% 2012	11,000	11,316
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20136	17,138	17,277
AMR Corp. 9.00% 2016	2,000	1,960
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20196	6,042	5,045
AMR Corp. 10.00% 2021	3,000	2,662
American Airlines, Inc., Series 2001-1, Class A-1, 6.977% 20226	5,610	4,691
TransDigm Inc. 7.75% 20185	36,395	38,943
Nortek Inc. 10.00% 20185	22,255	22,756
Nortek Inc. 8.50% 20215	15,135	14,189
Esterline Technologies Corp. 6.625% 2017	13,025	13,627
Esterline Technologies Corp. 7.00% 2020	16,545	17,620
Union Pacific Corp. 5.125% 2014	15,325	16,865
Union Pacific Corp. 5.75% 2017	2,065	2,424
Union Pacific Corp. 5.70% 2018	8,000	9,315
RailAmerica, Inc. 9.25% 2017	23,149	25,580
Burlington Northern Santa Fe LLC 7.00% 2014	13,885	15,849
Burlington Northern Santa Fe LLC 4.10% 2021	7,000	7,189
Kansas City Southern Railway Co. 13.00% 2013	5,599	6,530
Kansas City Southern Railway Co. 8.00% 2015	1,500	1,620
Kansas City Southern de México, SA de CV 8.00% 2018	10,000	11,127
Iron Mountain Inc. 8.375% 2021	15,000	16,125
Honeywell International Inc. 3.875% 2014	13,605	14,687
Euramax International, Inc. 9.50% 20165	13,825	12,926
Florida East Coast Railway 8.125% 20175	12,075	12,739
Sequa Corp., Term Loan B, 3.50% 20146,7,8	11,596	11,429
USG Corp. 9.75% 20187	10,500	10,159
Norfolk Southern Corp. 5.75% 2016	6,710	7,740
Norfolk Southern Corp. 5.75% 2018	2,000	2,313
CSX Corp. 5.75% 2013	4,960	5,334
CSX Corp. 6.25% 2015	3,460	4,012
Atlas Copco AB 5.60% 20175	7,405	8,422
H&E Equipment Services, Inc. 8.375% 2016	7,800	8,092
Allied Waste North America, Inc. 6.875% 2017	7,250	7,849
Volvo Treasury AB 5.95% 20155	5,835	6,536
Odebrecht Finance Ltd 7.00% 2020	2,750	3,039
Odebrecht Finance Ltd 6.00% 20235	3,100	3,162
RBS Global, Inc. and Rexnord LLC 11.75% 2016	550	584
RBS Global, Inc. and Rexnord LLC 8.50% 2018	4,900	5,316
ERAC USA Finance Co. 5.25% 20205	5,000	5,444
Lockheed Martin Corp. 4.121% 2013	5,000	5,275
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	1,965	1,911
Navios Maritime Holdings Inc. 8.125% 20195	2,775	2,588
John Deere Capital Corp. 5.40% 2011	2,000	2,021
John Deere Capital Corp., Series D, 5.75% 2018	1,000	1,178
Koninklijke Philips Electronics NV 5.75% 2018	2,720	3,120
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	1,115	1,161
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 8.25% 2021	1,700	1,764
Caterpillar Financial Services Corp., Series F, 5.50% 2016	2,000	2,320
		1,345,804

INFORMATION TECHNOLOGY — 1.92%
First Data Corp., Term Loan B2, 2.937% 20146,7,8	100,352	93,578
First Data Corp. 9.875% 2015	22,241	22,575
First Data Corp. 9.875% 2015	320	326
First Data Corp. 10.55% 201511	12,961	13,077
First Data Corp. 11.25% 2016	179,000	177,210
First Data Corp. 7.375% 20195	25,075	25,388
First Data Corp. 8.875% 20205	7,300	7,848
First Data Corp. 8.25% 20215	69,847	68,799
First Data Corp. 12.625% 20215	90,936	96,847
First Data Corp. 8.75% 20225,7,11	111,971	110,291
Freescale Semiconductor, Inc., Term Loan, 4.436% 20166,7,8	21,718	21,625
Freescale Semiconductor, Inc. 10.125% 2016	45,275	48,784
Freescale Semiconductor, Inc. 9.25% 20185	18,000	19,710
Freescale Semiconductor, Inc. 10.125% 20185	30,370	34,014
SRA International, Inc., Term Loan B, 6.50% 20186,7,8	69,645	67,530
Sterling Merger Inc. 11.00% 20195	45,785	47,960
NXP BV and NXP Funding LLC 2.999% 20137	10,298	10,330
NXP BV and NXP Funding LLC 10.00% 20134	37,639	42,908
NXP BV and NXP Funding LLC 9.50% 2015	16,705	17,666
NXP BV and NXP Funding LLC 9.75% 20185	37,395	42,163
Cisco Systems, Inc. 0.499% 20147	10,000	10,040
Cisco Systems, Inc. 2.90% 2014	10,000	10,596
Cisco Systems, Inc. 3.15% 2017	10,000	10,438
Cisco Systems, Inc. 4.95% 2019	20,000	22,386
SunGard Data Systems Inc. 7.375% 2018	28,000	28,560
SunGard Data Systems Inc. 7.625% 2020	23,165	23,686
International Business Machines Corp. 1.95% 2016	10,000	10,036
International Business Machines Corp. 2.00% 2016	35,000	35,531
Jabil Circuit, Inc. 8.25% 2018	29,225	33,682
Jabil Circuit, Inc. 5.625% 2020	11,150	11,039
Sanmina-SCI Corp. 2.997% 20145,7	23,750	23,691
Sanmina-SCI Corp. 8.125% 2016	16,026	16,807
EH Holding Corp. 6.50% 20195	29,550	30,547
EH Holding Corp. 7.625% 20215	5,325	5,511
Ceridian Corp. 11.25% 2015	28,425	28,994
Advanced Micro Devices, Inc. 8.125% 2017	13,750	14,678
Advanced Micro Devices, Inc. 7.75% 2020	6,250	6,609
National Semiconductor Corp. 6.15% 2012	15,000	15,668
Serena Software, Inc. 10.375% 2016	13,430	14,118
		1,321,246

HEALTH CARE — 1.57%
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	44,520	46,412
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	63,540	67,988
Elan Finance PLC and Elan Finance Corp. 8.75% 20163	23,615	25,268
VWR Funding, Inc., Series B, 10.25% 20157,11	79,476	84,045
PTS Acquisition Corp. 9.50% 20157,11	73,796	75,641
Tenet Healthcare Corp. 7.375% 2013	32,447	33,583
Tenet Healthcare Corp. 9.25% 2015	22,805	25,028
Quintiles, Term Loan B, 5.00% 20186,7,8	58,065	57,920
Pfizer Inc 4.45% 2012	13,000	13,327
Pfizer Inc 5.35% 2015	20,000	22,804
Pfizer Inc 6.20% 2019	5,000	6,071
Pfizer Inc 7.20% 2039	10,500	13,992
Boston Scientific Corp. 6.40% 2016	21,735	25,332
Boston Scientific Corp. 6.00% 2020	23,580	26,918
Novartis Capital Corp. 4.125% 2014	17,250	18,685
Novartis Capital Corp. 2.90% 2015	14,000	14,847
Novartis Securities Investment Ltd. 5.125% 2019	15,000	17,210
Roche Holdings Inc. 6.00% 20195	20,750	24,752
Roche Holdings Inc. 7.00% 20395	12,000	15,482
HCA Inc., Term Loan B1, 2.496% 20136,7,8	8,608	8,541
HCA Inc. 6.375% 2015	2,400	2,460
HCA Inc. 9.25% 2016	5,480	5,874
HCA Inc. 9.625% 20167,11	3,000	3,217
HCA Inc., Term Loan B2, 3.496% 20176,7,8	6,292	6,151
HCA Inc. 7.50% 2022	11,615	11,818
Symbion Inc 8.00% 20165	36,855	36,026
Grifols Inc 8.25% 20185	29,125	30,800
Alkermes, Inc., Term Loan B, 6.75% 20176,7,8	18,585	18,666
Alkermes, Inc., Term Loan B, 9.50% 20186,7,8	9,535	9,678
Abbott Laboratories 2.70% 2015	10,000	10,542
Abbott Laboratories 5.125% 2019	14,000	15,881
HealthSouth Corp. 10.75% 2016	24,402	25,866
inVentiv Health Inc. 10.00% 20185	24,055	23,574
Merge Healthcare Inc 11.75% 2015	18,410	19,883
Merge Healthcare Inc. 11.75% 20155	3,205	3,461
Express Scripts Inc. 3.125% 2016	11,894	12,166
Express Scripts Inc. 7.25% 2019	8,985	10,866
Patheon Inc. 8.625% 20175	22,596	22,793
Sanofi-aventis SA 0.446% 20137	10,000	10,034
Sanofi-aventis SA 0.556% 20147	7,500	7,542
Centene Corp. 5.75% 2017	17,215	17,172
Surgical Care Affiliates, Inc. 8.875% 20155,7,11	6,591	6,839
Surgical Care Affiliates, Inc. 10.00% 20175	9,500	9,785
UnitedHealth Group Inc. 6.00% 2017	12,430	14,522
GlaxoSmithKline Capital Inc. 4.85% 2013	13,500	14,521
Multiplan Inc. 9.875% 20185	12,680	13,663
Endo Pharmaceuticals Holdings Inc. 7.00% 20195	2,450	2,579
Endo Pharmaceuticals Holdings Inc. 7.00% 20205	8,850	9,270
Cardinal Health, Inc. 5.80% 2016	10,000	11,513
WellPoint, Inc. 6.00% 2014	10,000	11,161
McKesson Corp. 3.25% 2016	6,525	6,891
McKesson Corp. 4.75% 2021	3,475	3,785
Bausch & Lomb Inc. 9.875% 2015	9,175	9,748
Coventry Health Care, Inc. 6.30% 2014	8,370	9,248
Rotech Healthcare Inc. 10.50% 2018	7,195	7,105
Medco Health Solutions, Inc. 2.75% 2015	6,305	6,460
Biogen Idec Inc. 6.00% 2013	6,000	6,412
Accellent Inc. 8.375% 2017	5,900	6,151
Vanguard Health Systems Inc. 0% 2016	3,877	2,598
ConvaTec Healthcare 10.50% 20185	1,455	1,506
		1,082,073

ENERGY — 1.29%
Petroplus Finance Ltd. 6.75% 20145	23,865	23,328
Petroplus Finance Ltd. 7.00% 20175	52,675	49,251
Petroplus Finance Ltd. 9.375% 20195	32,920	33,332
Ras Laffan Liquefied Natural Gas III 5.50% 20145	2,400	2,655
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 20145,6	7,493	8,243
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 20146	1,680	1,848
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,715
Ras Laffan Liquefied Natural Gas III 6.75% 20195	1,000	1,179
Ras Laffan Liquefied Natural Gas II 5.298% 20205,6	32,121	34,691
Ras Laffan Liquefied Natural Gas III 5.838% 20275,6	45,650	47,704
TransCanada PipeLines Ltd. 7.125% 2019	12,130	15,210
TransCanada PipeLines Ltd. 7.625% 2039	10,750	14,112
TransCanada PipeLines Ltd., junior subordinated 6.35% 20677	61,150	62,711
Anadarko Petroleum Corp. 5.95% 2016	10,500	12,119
Anadarko Petroleum Corp. 6.375% 2017	5,500	6,492
Anadarko Petroleum Corp. 8.70% 2019	31,625	41,523
Anadarko Petroleum Corp. 6.20% 2040	4,000	4,273
Kinder Morgan Energy Partners LP 5.85% 2012	2,400	2,523
Kinder Morgan Energy Partners LP 5.125% 2014	10,325	11,409
Kinder Morgan Energy Partners LP 3.50% 2016	33,950	35,615
Kinder Morgan Energy Partners LP 6.00% 2017	2,950	3,401
Kinder Morgan Energy Partners LP 9.00% 2019	1,660	2,174
Kinder Morgan Energy Partners LP 5.30% 2020	2,750	2,999
Kinder Morgan Energy Partners LP 6.375% 2041	2,500	2,709
Shell International Finance BV 1.875% 2013	10,000	10,235
Shell International Finance BV 4.00% 2014	24,500	26,489
Shell International Finance BV 4.30% 2019	9,000	9,772
Shell International Finance BV 6.375% 2038	5,500	6,839
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,225	6,195
Enbridge Energy Partners, LP 9.875% 2019	12,000	16,214
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	7,548
Enbridge Energy Partners, LP, junior subordinated 8.05% 20777	10,500	11,568
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	10,000	10,022
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	7,200	8,702
Williams Partners L.P. 4.125% 2020	6,500	6,508
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	5,460	5,979
Williams Partners L.P. and Williams Partners Finance Corp. 6.30% 2040	1,750	1,918
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20185,6	29,750	30,419
Enterprise Products Operating LLC 5.65% 2013	10,000	10,708
Enterprise Products Operating LLC 5.20% 2020	11,250	12,324
Enterprise Products Operating LLC 7.00% 20677	4,830	4,871
Gazprom OJSC 5.092% 20155	6,255	6,646
Gazprom OJSC 6.51% 20225	4,700	5,147
Gazprom OJSC 7.288% 2037	6,000	6,713
Gazprom OJSC 7.288% 20375	4,650	5,202
StatoilHydro ASA 3.875% 2014	10,000	10,786
Statoil ASA 3.125% 2017	10,000	10,553
StatoilHydro ASA 5.25% 2019	2,000	2,274
Enbridge Inc. 5.60% 2017	20,067	23,099
Arch Coal, Inc. 7.00% 20195	21,350	22,471
Spectra Energy Partners, LP 2.95% 2016	3,750	3,816
Spectra Energy Partners 4.60% 2021	15,730	16,172
Woodside Finance Ltd. 4.60% 20215	17,685	17,951
Alpha Natural Resources, Inc. 6.00% 2019	11,125	11,528
Alpha Natural Resources, Inc. 6.25% 2021	5,600	5,824
Husky Energy Inc. 5.90% 2014	5,000	5,601
Husky Energy Inc. 7.25% 2019	2,655	3,274
Husky Energy Inc. 6.80% 2037	5,675	6,663
Total Capital SA 3.00% 2015	11,500	12,184
Total Capital SA 3.125% 2015	1,200	1,275
Total Capital SA 4.45% 2020	1,000	1,087
Cenovus Energy Inc. 4.50% 2014	12,000	13,156
Laredo Petroleum, Inc. 9.50% 20195	10,850	11,582
Williams Companies, Inc. 8.75% 2032	7,799	10,269
Energy Transfer Partners, LP 7.50% 2020	9,500	10,213
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20215,6	8,660	9,223
Canadian Natural Resources Ltd. 5.70% 2017	7,350	8,590
Pemex Project Funding Master Trust 5.75% 2018	4,500	5,020
Pemex Project Funding Master Trust 6.50% 20415	2,125	2,259
BG Energy Capital PLC 2.50% 20155	7,000	7,197
Chevron Corp. 3.95% 2014	500	541
Chevron Corp. 4.95% 2019	4,550	5,221
General Maritime Corp. 12.00% 2017	8,500	5,525
Reliance Holdings Ltd. 4.50% 20205	1,260	1,209
Reliance Holdings Ltd. 6.25% 20405	2,250	2,208
PTT Exploration & Production Ltd 5.692% 20215	2,830	2,955
XTO Energy Inc. 5.50% 2018	2,500	2,942
Petrobras International 5.375% 2021	2,500	2,675
Devon Financing Corp. ULC 7.875% 2031	1,250	1,657
		891,235

CONSUMER STAPLES — 1.06%
Altria Group, Inc. 9.70% 2018	18,000	24,295
Altria Group, Inc. 9.25% 2019	54,890	73,363
Altria Group, Inc. 9.95% 2038	23,500	34,429
Anheuser-Busch InBev NV 2.50% 2013	5,000	5,136
Anheuser-Busch InBev NV 0.609% 20147	17,795	17,868
Anheuser-Busch InBev NV 3.625% 2015	23,500	25,341
Anheuser-Busch InBev NV 4.125% 2015	14,950	16,294
Anheuser-Busch InBev NV 7.75% 2019	25,000	32,626
Anheuser-Busch InBev NV 5.375% 2020	4,950	5,703
SUPERVALU INC. 7.50% 2012	3,323	3,468
Albertson’s, Inc. 7.25% 2013	14,122	14,652
SUPERVALU INC. 7.50% 2014	11,000	11,261
SUPERVALU INC. 8.00% 2016	38,335	39,964
Albertson’s, Inc. 7.45% 2029	2,000	1,670
Albertson’s, Inc. 8.00% 2031	7,205	6,250
PepsiCo, Inc. 3.10% 2015	15,000	15,921
PepsiCo, Inc. 2.50% 2016	12,000	12,364
PepsiCo, Inc. 7.90% 2018	15,000	19,778
PepsiCo, Inc. 4.875% 2040	2,000	2,048
Rite Aid Corp. 9.75% 2016	10,000	11,125
Rite Aid Corp. 10.375% 2016	2,125	2,295
Rite Aid Corp. 10.25% 2019	13,790	15,376
Rite Aid Corp. 8.00% 2020	11,450	12,738
Wal-Mart Stores, Inc. 2.875% 2015	15,000	15,836
Wal-Mart Stores, Inc. 2.80% 2016	10,000	10,605
Wal-Mart Stores, Inc. 3.25% 2020	10,010	10,051
Wal-Mart Stores, Inc. 4.875% 2040	3,000	2,992
Stater Bros. Holdings Inc. 7.75% 2015	19,250	20,092
Stater Bros. Holdings Inc. 7.375% 20185	8,575	8,950
Constellation Brands, Inc. 8.375% 2014	3,675	4,235
Constellation Brands, Inc. 7.25% 2017	21,000	23,100
Wesfarmers Ltd. 6.998% 20135	25,000	27,243
Coca-Cola Co. 1.50% 2015	15,000	15,085
Coca-Cola Co. 3.15% 2020	6,700	6,658
Tyson Foods, Inc. 10.50% 2014	6,050	7,245
Tyson Foods, Inc. 6.85% 20167	11,500	12,866
Delhaize Group 6.50% 2017	3,850	4,544
Delhaize Group 5.70% 2040	15,691	15,509
Unilever Capital Corp. 3.65% 2014	17,500	18,737
Procter & Gamble Co. 3.50% 2015	17,250	18,636
General Mills, Inc. 0.611% 20147	18,500	18,562
Kroger Co. 6.40% 2017	8,250	9,887
Kroger Co. 6.80% 2018	4,045	4,911
Diageo Capital PLC 5.50% 2016	11,161	12,846
British American Tobacco International Finance PLC 9.50% 20185	8,705	11,784
Kimberly-Clark Corp. 7.50% 2018	9,000	11,600
Tesco PLC 5.50% 20175	9,000	10,384
Safeway Inc. 5.00% 2019	3,000	3,230
Safeway Inc. 3.95% 2020	5,310	5,351
Smithfield Foods, Inc., Series B, 7.75% 2013	1,495	1,630
Smithfield Foods, Inc. 10.00% 2014	2,696	3,164
Spectrum Brands Inc. 9.50% 2018	3,000	3,353
TreeHouse Foods, Inc. 7.75% 2018	3,100	3,321
		726,372

UTILITIES — 0.85%
Edison Mission Energy 7.50% 2013	32,525	32,688
Edison Mission Energy 7.75% 2016	35,300	30,711
Midwest Generation, LLC, Series B, 8.56% 20166	12,995	13,450
Edison Mission Energy 7.00% 2017	19,525	14,937
Edison Mission Energy 7.20% 2019	39,450	29,883
Homer City Funding LLC 8.734% 20266	11,917	10,979
Edison Mission Energy 7.625% 2027	20,850	14,491
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	1,675	1,903
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	13,700	15,843
Sierra Pacific Resources 6.75% 2017	30,555	31,561
NV Energy, Inc 6.25% 2020	17,500	18,921
TXU, Term Loan, 4.768% 20176,7,8	51,017	38,171
Texas Competitive Electric Holdings Co. LLC, 11.50% 20205	18,810	17,493
Consumers Energy Co., First Mortgage Bonds, 6.70% 2019	26,800	32,966
CMS Energy Corp. 6.25% 2020	20,000	21,924
MidAmerican Energy Co. 5.95% 2017	10,625	12,535
PacifiCorp., First Mortgage Bonds, 5.65% 2018	5,500	6,416
MidAmerican Energy Holdings Co. 5.75% 2018	10,000	11,533
MidAmerican Energy Holdings Co. 5.95% 2037	3,375	3,736
AES Corp. 7.75% 2015	10,000	10,850
AES Corp. 8.00% 2017	4,000	4,340
AES Corp. 8.00% 2020	7,000	7,595
AES Corp. 7.375% 20215	10,125	10,492
Electricité de France SA 5.50% 20145	15,000	16,542
Electricité de France SA 6.95% 20395	8,000	9,829
Israel Electric Corp. Ltd. 9.375% 20205	16,215	20,142
Israel Electric Corp. Ltd. 8.10% 20965	4,905	4,884
NRG Energy, Inc. 7.375% 2017	14,400	15,138
NRG Energy, Inc. 8.25% 2020	3,850	3,985
Intergen Power 9.00% 20175	16,000	16,960
CenterPoint Energy Resources Corp. 4.50% 20215	16,130	16,723
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	13,850	15,088
E.ON International Finance BV 5.80% 20185	13,000	14,866
Allegheny Energy Supply Co., LLC 8.25% 20125	13,835	14,525
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	6,368
Virginia Electric and Power Co., Series B, 5.95% 2017	4,500	5,344
Eskom Holdings Ltd. 5.75% 20215	6,820	7,246
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	6,892
Teco Finance, Inc. 5.15% 2020	5,000	5,443
Xcel Energy Inc. 4.70% 2020	5,000	5,400
AES Panamá, SA 6.35% 20165	4,500	4,894
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20175	4,000	4,400
		588,087

MATERIALS — 0.84%
Reynolds Group 8.50% 20165	15,652	16,396
Reynolds Group 8.75% 20185	21,400	20,651
Reynolds Group 7.125% 20195	14,350	14,027
Reynolds Group 7.875% 20195	29,300	29,776
Reynolds Group 9.00% 20195	2,100	2,100
Reynolds Group 9.875% 20195	19,075	19,290
Georgia Gulf Corp. 10.75% 2016	3,385	3,639
Georgia Gulf Corp. 9.00% 20175	54,565	59,476
ArcelorMittal 3.75% 2015	10,000	10,387
ArcelorMittal 3.75% 2016	6,190	6,378
ArcelorMittal 5.50% 2021	20,000	20,526
ArcelorMittal 6.75% 2041	15,000	15,385
International Paper Co. 7.40% 2014	12,500	14,373
International Paper Co. 7.95% 2018	22,545	27,756
International Paper Co. 7.30% 2039	5,615	6,473
Dow Chemical Co. 7.60% 2014	30,450	35,517
E.I. du Pont de Nemours and Co. 0.667% 20147	35,000	35,224
Nalco Co. 8.25% 2017	17,485	19,758
Nalco Co. 6.625% 20195	12,985	14,641
Ball Corp. 7.125% 2016	12,700	13,986
Ball Corp. 6.75% 2020	9,550	10,266
Ball Corp. 5.75% 2021	8,615	8,723
Teck Resources Ltd. 10.75% 2019	24,000	30,583
Ardagh Packaging Finance 7.375% 20175	9,150	9,493
Ardagh Packaging Finance 11.125% 20185,11	7,915	7,964
Ardagh Packaging Finance 9.125% 20205	8,490	8,999
Graphic Packaging International, Inc. 9.50% 2017	13,150	14,629
Graphic Packaging International, Inc. 7.875% 2018	1,500	1,635
Newpage Corp. 11.375% 2014	16,825	15,227
BHP Billiton Finance (USA) Ltd. 5.50% 2014	11,730	13,170
Owens-Brockway Glass Container Inc. 7.375% 2016	10,000	10,975
MacDermid 9.50% 20175	9,015	9,533
LBI Escrow Corp 8.00% 20175	7,659	8,693
Anglo American Capital PLC 2.15% 20135	8,015	8,133
Smurfit Capital Funding PLC 7.50% 2025	7,125	6,947
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	5,350	5,852
Packaging Dynamics Corp. 8.75% 20165	5,335	5,522
OMNOVA Solutions Inc. 7.875% 20185	4,000	3,910
Arbermarle Corp. 5.10% 2015	2,570	2,819
Rockwood Specialties Group, Inc. 7.50% 2014	2,065	2,122
Solutia Inc. 8.75% 2017	1,680	1,873
Airgas, Inc. 7.125% 2018	1,250	1,353
Praxair, Inc. 4.375% 2014	1,000	1,085
CEMEX SA 9.25% 20205	979	908
CRH America, Inc. 8.125% 2018	500	600
		576,773

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.20%
Hungarian Government 6.25% 2020	21,310	22,376
Hungarian Government 7.625% 2041	2,830	3,032
Croatian Government 6.75% 20195	14,000	14,807
Croatian Government 6.75% 2019	5,500	5,817
Croatian Government 6.625% 20205	2,000	2,083
Croatian Government 6.375% 20215	1,175	1,193
Polish Government 5.25% 2014	1,500	1,627
Polish Government 6.375% 2019	18,985	21,690
Russian Federation 7.50% 20306	12,344	14,789
France Government Agency-Guaranteed, Société Finance 2.875% 20145	10,000	10,538
Province of Ontario, Series 1, 1.875% 2012	10,000	10,190
South Africa (Republic of) 6.875% 2019	2,050	2,478
South Africa (Republic of) 5.50% 2020	3,200	3,548
South Africa (Republic of) 6.25% 2041	3,715	4,096
Brazil (Federal Republic of) Global 6.00% 2017	4,200	4,937
Brazil (Federal Republic of) Global 7.125% 2037	2,000	2,575
State of Qatar 9.75% 2030	4,000	6,140
United Mexican States Government Global, Series A, 6.75% 2034	3,990	4,818
		136,734

ASSET-BACKED OBLIGATIONS6 — 0.16%
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	4,002	4,135
AmeriCredit Automobile Receivables Trust, Series 2008-A-F, Class A-4, FSA insured, 6.96% 2014	14,478	15,157
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	10,000	10,642
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	8,265	9,179
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	8,040	8,410
First Horizon ABS Trust, Series 2006-HE2, Class A, FSA insured, 0.317% 20267	3,353	2,653
First Horizon ABS Trust, Series 2007-HE1, Class A, FSA insured, 0.317% 20297	7,067	5,473
J.P. Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A-F-4, 3.106% 20357	8,237	7,988
Home Equity Asset Trust, Series 2004-7, Class M-1, 1.117% 20357	10,000	7,792
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 20135	2,022	2,063
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 20145	4,567	4,614
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 20355	4,422	4,206
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-4, AMBAC insured, 5.20% 20355,7	1,145	1,021
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20337	3,455	3,510
Aesop Funding II LLC, Series 2010-3A, Class B, 6.74% 20165	3,000	3,427
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	3,303	3,308
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	3,000	3,214
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029	13,640	3,085
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 1.312% 20347	3,634	2,988
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.327% 20377	3,466	2,629
SACO I Trust, Series 2006-12, Class I-A, 0.327% 20367	6,060	2,058
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 0.287% 20377	15,143	1,116
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	778	779
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.787% 20337	92	76
		109,523

MUNICIPALS — 0.05%
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 6.20% 2019	24,675	27,755
State of New Jersey, Economic Development Authority, Energy Facility Revenue Bonds (ACR Energy Partners, LLC Project),
Series 2011-B, 12.00% 20305	7,500	7,671
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	2,322	2,171
		37,597

MISCELLANEOUS — 0.01%
Other bonds & notes in initial period of acquisition		7,232

Total bonds & notes (cost: $19,994,090,000)		21,000,267

Short-term securities — 4.59%

Fannie Mae 0.09%–0.23% due 8/1/2011–5/1/2012	880,275	879,520
Freddie Mac 0.11%–0.301% due 8/3/2011–5/30/2012	733,405	732,864
Coca-Cola Co. 0.09%–0.16% due 8/22–9/23/20115	281,200	281,172
U.S. Treasury Bills 0.158%–0.242% due 8/25/2011–1/12/2012	220,210	220,122
CAFCO, LLC 0.15%–0.18% due 9/19–10/6/2011	138,000	137,972
Ciesco LLC 0.13%–0.14% due 8/19–8/30/2011	71,200	71,195
Federal Home Loan Bank 0.17%–0.301% due 11/14–12/5/2011	166,180	166,112
Falcon Asset Securitization Co., LLC 0.13% due 8/10/20115	100,000	99,996
JPMorgan Chase & Co. 0.15% due 9/6/2011	64,600	64,585
Straight-A Funding LLC 0.16%–0.17% due 8/4–10/5/20115	112,041	112,014
Merck & Co. Inc. 0.10% due 9/8/20115	72,300	72,294
Federal Farm Credit Banks 0.19%–0.21% due 9/8–9/13/2011	52,800	52,797
Private Export Funding Corp. 0.22% due 11/2/20115	48,800	48,779
Medtronic Inc. 0.12%–0.18% due 8/25–10/6/20115	48,500	48,495
Abbott Laboratories 0.13% due 8/22/20115	40,000	39,998
John Deere Credit Ltd. 0.10% due 8/9/20115	39,000	38,999
Johnson & Johnson 0.20% due 8/29/20115	37,600	37,598
Wal-Mart Stores, Inc. 0.06% due 8/2/20115	24,400	24,400
IBM Corp. 0.06% due 8/8/20115	22,100	22,100
Procter & Gamble Co. 0.17% due 1/5/20125	8,500	8,494

Total short-term securities (cost: $3,159,430,000)		3,159,506

Total investment securities (cost: $63,842,838,000)		68,801,838
Other assets less liabilities		72,652

Net assets		$68,874,490

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.
2Security did not produce income during the last 12 months.

3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $217,082,000, which represented .32% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$32,892	$42,908	.06%
Atrium Corp.	4/30/2010	163	163	.00
Total restricted securities		$33,055	$43,071	.06%

5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,835,207,000, which represented 8.47% of the net assets of the fund.

6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Coupon rate may change periodically.

8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,375,946,000, which represented 2.00% of the net assets of the fund.

9Scheduled interest and/or principal payment was not received.
10Step bond; coupon rate will increase at a later date.
11Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
12Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-906-0911O-S29400

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
The Income Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America (the “Fund”) as of July 31, 2011, and for the year then ended and have issued our report thereon dated September 7, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 7, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Hilda L. Applbaum
Hilda L. Applbaum, Vice Chairman and Principal Executive Officer

Date: September 30, 2011

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: September 30, 2011